As filed with the Securities and Exchange Commission on September 18, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Great Elm Capital Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Great Elm Capital Group, Inc.

Notice of Annual Stockholders’ Meeting

The 2017 annual meeting of stockholders (the Annual Meeting) of Great Elm Capital Group, Inc., a Delaware corporation (the Corporation), will be held on Tuesday, October 17, 2017, beginning at 8:00 a.m. local time, at the Boston Newton Marriott, 2345 Commonwealth Avenue, Auburndale, Massachusetts 02466.

The following matters will be considered at the Annual Meeting:

▪

The election of each of Hugh Steven Wilson, Mark A. Snell, Jeffrey S. Serota, James P. Parmelee, Matthew A. Drapkin, Peter A. Reed and Richard S. Chernicoff to serve as members of board of directors of the Corporation until the earlier of their death, resignation removal or election of their successor;

▪	Ratify the selection of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm;
▪	Approve an amendment to the Corporation’s certificate of incorporation to delete the fixed expiration date of the tax protective provision in the Corporation’s certificate of incorporation;
▪	Ratify the adoption of a stockholders’ rights plan;
▪	Approve, on an advisory basis, the 2017 compensation of our named executive officers; and
▪	Consider other matters that may properly come before the Annual Meeting.

The business to be considered at the Annual Meeting may be considered at the meeting or at any adjournment or postponement of the meeting.

You are entitled to vote at the Annual Meeting or at any adjournment or postponement thereof only if you were a stockholder of the Corporation at the close of business on September 8, 2017 (the Record Date). You are entitled to attend the Annual Meeting or any adjournment or postponement thereof only if you were a stockholder at the Record Date or you hold a valid proxy to vote at the meeting. You must present photo identification and proof of ownership and proxy representation to be admitted to the meeting.

Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and promptly vote your shares. You may vote by completing, signing and dating the enclosed proxy or voting instruction card and returning it in the enclosed envelope, or by telephone or via the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers — How You Can Vote” beginning on page 3 and to the instructions on your proxy or voting instruction card.

Richard S. Chernicoff

Secretary

Waltham, Massachusetts

September 18, 2017

Important Notice Regarding the Availability of Proxy Statement Materials for the Annual Stockholders Meeting to be Held on October 17, 2017.  The Proxy Statement and Our Annual Report On Form 10-K are available on the Internet at www.proxyvote.com.

This proxy statement and the accompanying form of proxy or voting instruction card and our 2017 Annual Form 10-K are being provided to stockholders beginning on or about September 20, 2017.

i

QUESTIONS AND ANSWERS

Proxy Materials

1.	Why am I receiving these materials?

Our Board of Directors is making these materials available to you over the Internet or by mailing paper copies to you in connection with Great Elm Capital Group, Inc.’s Annual Stockholders’ Meeting to be held on October 17, 2017. As a stockholder, you are invited to attend the Annual Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement includes information that we are required to provide under the rules of the Securities and Exchange Commission (the SEC) and is designed to assist you in voting your shares.

2.	What is included in the proxy materials?

The proxy materials include:

▪	Our Notice of Annual Stockholders’ Meeting;
▪	Our proxy statement for the Annual Stockholders’ Meeting; and
▪	Our 2017 Annual Report on Form 10-K.

If you received a paper copy of these materials by mail, the proxy materials also include a proxy or voting instruction card.

3.	What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, our Board of Directors and board committees, corporate governance, the compensation of our directors and executive officers, and other required information.

4.

Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the materials and how may I obtain an electronic or a paper copy of my proxy materials?

If you are a stockholder of record and wish to request electronic delivery of proxy materials in the future, please access www.proxyvote.com on the Internet. Please enter your 16-digit account number, then select Sign up for E Delivery and provide your email address.

If you choose to access future proxy materials electronically, you will receive an email with instructions containing a link to the website where the materials are available and a link to the proxy voting website. Your election to access proxy materials electronically will remain in effect until you terminate it.

5.	Why did I not receive a notice in the mail about the Internet availability of the proxy materials?

We are providing some of our stockholders, including those who previously have requested paper copies, with a paper copy of the proxy materials instead of a notice about the Internet availability of the proxy materials.

In addition, we are providing notice of the availability of the proxy materials by email to our stockholders who previously have elected electronic delivery. The email contains a link to the website where the proxy materials are available and a link to the proxy voting website.

6.	How can I access the proxy materials over the Internet?

The notice about the Internet availability of the proxy materials, proxy card and voting instruction card contains instructions on how to view our proxy materials on the Internet. As stated in the Notice of Annual Stockholders Meeting, you can view these materials on the Internet at www.proxyvote.com.

7.	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy?

If you share an address with another stockholder, you may receive only one set of proxy materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or by calling 1-866-540-7095.

A separate set of the materials will be sent promptly following receipt of your request.

If you are a stockholder of record and wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please call our transfer agent, Computershare Trust Company at:

Computershare Trust Company, N.A.

250 Royall Street, Suite V

Canton, MA 02021

If you are a beneficial owner of shares and you wish to receive a separate set of proxy materials in the future, or if you have received multiple sets of proxy materials and would like to receive only one set in the future, please contact your bank or broker directly.

Stockholders also may write to, or email us, at the address below to request a separate copy of the proxy materials:

Great Elm Capital Group, Inc.

Attn: Investor Relations

800 South Street, Suite 230

Waltham, MA 02453

investorrelations@greatelmcap.com

8.	Who pays the cost of soliciting proxies for the Annual Meeting?

Great Elm Capital Group, Inc. is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and of soliciting proxies.

Our directors, officers and employees also may solicit proxies in person, by telephone or by electronic communication. They will not receive any additional compensation for these activities.

We will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial stockholders.

Proposals To Be Voted On

9.	What items of business will be voted on at the Annual Meeting?

The business items to be voted on at the Annual Meeting are:

▪	The election of directors;
▪	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm;
▪	Approve an amendment to our certificate of incorporation to delete the fixed expiration date of the tax protective provision in our certificate of incorporation;
▪	Ratify the adoption of a stockholders’ rights plan; and
▪	Approve, on an advisory basis, the 2017 compensation of our named executive officers.

10.	What are my voting choices?

You may vote “FOR” or “AGAINST” each of the proposals and you may vote “FOR” or “AGAINST” the election of any or all nominees for election as directors.

11.	How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” each of its nominees for election to the board; “FOR” the ratification of our independent registered public accounting firm; “FOR” the amendment to our certificate of incorporation; “FOR” ratification of the stockholders’ rights plan and “FOR” the approval, on an advisory basis, of the 2017 compensation of our named executive officers.

12.	What vote is required to approve each item?

To conduct business at the Annual Meeting, a quorum consisting of a majority of our outstanding shares must be present in person or represented by proxy.

If you indicate “ABSTAIN,” your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered a vote cast with respect to the election of any director nominee or any other proposal. You are not entitled to cumulative voting in the election of directors.

As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Annual Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

Proposal	Required Vote
1. Election of directors	Majority of the shares present and voting
2. Ratification of registered independent accountants	Majority of the shares present and voting
3. Amendment to the certificate of incorporation	Majority of the outstanding shares
4. Ratification of the stockholders’ rights plan	Majority of the shares present and voting
5. Advisory vote on executive compensation	Majority of the shares present and voting

MAST Capital Management, LLC, which beneficially owned 8.7% of the outstanding shares of our common stock on the record date agreed to vote all of the shares of our common stock it beneficially owned on the record date in favor of each of the above proposals.(other than the advisory vote on executive compensation).

13.	What happens if additional items are presented at the Annual Meeting?

We are not aware of any item that may be voted on at the Annual Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the meeting.

14.	Is my vote confidential?

You may elect that your identity and individual vote be held confidential by marking the appropriate box on your proxy card or ballot. Confidentiality elections will not apply to the extent that voting disclosure is required by law or is necessary or appropriate to assert or defend any claim relating to voting.

Confidentiality will also not apply with respect to any matter for which votes are solicited in opposition to the director nominees or voting recommendations of our Board of Directors, unless the persons engaging in the opposing solicitation provide stockholders with confidential voting comparable to that which we provide.

15.	Where can I find the voting results?

We expect to announce preliminary voting results at the Annual Meeting and to publish final results in a Current Report on Form 8-K that we will file with the SEC within four business days following the meeting. The report will be available on our website at www.greatelmcap.com.

How You Can Vote

16.	What shares can I vote?

You are entitled to one vote for each share of our common stock that you owned at the close of business on September 8, 2017, the record date for the Annual Meeting and any adjournment or postponement thereof. You may vote all shares owned by you on the record date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On the record date, there were 162 stockholders of record holding the 23,200,153 shares of our common stock that were outstanding.

17.	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record If your shares are registered directly in your name with our transfer agent, you are the stockholder of record of the shares. As the stockholder of record, you have the right to grant a proxy to vote your shares to representatives from the company or to another person, or to vote your shares in person at the Annual Meeting. You have received either a proxy card to use in voting your shares or a notice of Internet availability of our proxy materials, which instructs you how to vote.

Beneficial Owner If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.

As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Annual Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Annual Meeting, or any adjournment or postponement thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so.

18.	How can I vote in person at the Annual Meeting?

You may vote in person at the Annual Meeting or any adjournment or postponement thereof those shares that you hold in your name as the stockholder of record. You may vote in person shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend.

19.	How can I vote without attending the Annual Meeting?

Whether you hold your shares as a stockholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Annual Meeting or any adjournment or postponement thereof. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares.

For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card.

Voting by Internet. Stockholders who have received a notice of the availability of our proxy materials by mail or email may vote over the Internet by following the instructions in the notice or email. Those who have received a paper copy of the proxy or voting instruction card by mail may vote over the Internet by following the instructions on the card.

Voting by Telephone.  Stockholders of record may vote by telephone by calling 800-690-6903 and following the instructions. When voting by telephone, stockholders must have available the control number included on their proxy card, notice of availability of proxy materials or email notification.

Most stockholders who are beneficial owners of their shares and have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their bank, broker or nominee. These stockholders should check the card for telephone voting availability.

Voting by Mail. Stockholders who have received a paper copy of these proxy materials may vote by mail by signing, dating and returning their proxy or voting instruction card.

20.	How will my shares be voted?

Your shares will be voted as you specifically instruct on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors and in the discretion of the proxy holders on any other matters that properly come before the meeting.

21.	Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?

If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors.

If you do not provide timely instructions as to how your brokerage shares are to be voted, your broker will have the authority to vote them only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares on the election of directors and the advisory approval of our executive compensation. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the meeting and not as votes cast.

22.	Will shares that I own as a stockholder of record be voted if I do not timely return my proxy card?

Shares that you own as a stockholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the recommendations of our Board of Directors.

If you do not timely return your proxy card, your shares will not be voted unless you or your proxy holder attends the Annual Meeting and any adjournment or postponement thereof and votes in person as described in Question 18.

23.	When is the deadline to vote?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting and any adjournment or postponement thereof.

If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.

24.	May I change or revoke my vote?

You may change your vote at any time prior to the vote at the Annual Meeting.

If you are a stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Corporate Secretary at the address in Question 27 that is received prior to 5:00 p.m. Eastern time on October 16, 2017, or by attending the Annual

Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the Annual Meeting and voting in person.

25.	Who will serve as inspector of elections?

The inspector of elections will be a representative of Broadridge Financial Solutions, Inc.

Attending the Annual Meeting

26.	Who can attend the Annual Meeting?

You may attend the Annual Meeting and any adjournment or postponement thereof only if you were a stockholder of ours at the close of business on September 8, 2017, the record date for the Annual Meeting, or you hold a valid proxy to vote at the meeting. You should be prepared to present photo identification to be admitted to the meeting.

If you are not a stockholder of record but are the beneficial owner of shares held in street name through a bank, broker or other nominee, in order to be admitted to the meeting you must also provide proof of beneficial ownership on the record date, such as your most account statement that includes Record Date, a copy of the voting instruction card provided by your nominee, or other similar evidence of share ownership.

The meeting will begin promptly at 8:00 a.m., local time. Please allow ample time for check-in procedures.

Stockholder Proposals and Director Nominations

27.	What is the deadline to submit stockholder proposals to be included in the proxy materials for next year’s Annual Stockholders’ Meeting?

Stockholder proposals that are intended to be included in our proxy materials for next year’s Annual Stockholders’ Meeting must be received by our Corporate Secretary no later than 5:00 p.m. Boston time on July 19, 2018 and must be submitted to Corporate Secretary, Great Elm Capital Group, Inc., 800 South Street, Suite 230, Waltham, MA 02453.

Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Corporate Secretary may, at our discretion, be excluded from our proxy materials. Stockholder proponents must meet the eligibility requirements of the SEC’s Stockholder Proposal Rule (Rule 14a-8), and their proposals must comply with the requirements of that rule to be included in our proxy materials.

See Question 28 for a description of the procedures in our bylaws through which stockholders may nominate and include director candidates in our proxy statement.

28.	How may I nominate director candidates or present other business for consideration at an Annual Stockholders’ Meeting?

Stockholders who wish to (1) submit director nominees for inclusion in our proxy materials for next year’s Annual Stockholders’ Meeting or (2) nominate director candidates or present other items of business directly at next year’s Annual Stockholders’ Meeting must give written notice of their intention to do so in accordance with the deadlines described below to our Corporate Secretary at the address set forth in Question 27. Any such notice also must include the information required by our bylaws (which may be obtained as provided in Question 30) and must be updated and supplemented as provided in the bylaws.

Notice of director nominees submitted must be received at least ninety days but not more than 120 days prior to the anniversary of the the last Annual Stockholders’ Meeting. The period for the receipt from stockholders of any such notice for the 2018 Annual Stockholders’ Meeting is currently set to begin on June 19, 2018 and end on July 19, 2018.

For other proposals, including director nominations, that are not submitted for inclusion in our proxy materials for next year’s Annual Stockholders’ Meeting, we must receive the notice at least ninety days but not more than 120 days before the first anniversary of the date of the last Annual Stockholders’ Meeting. The period for the receipt from stockholders of any such notice for the 2018 Annual Stockholders’ Meeting is currently set to begin on June 19, 2018 and end on July 19, 2018.

These above-mentioned notice requirements applicable under our proxy access and advance notice bylaw provisions do not apply to stockholder proposals intended for inclusion in our proxy materials under the SEC’s Stockholder Proposal Rule (Rule 14a-8). The deadline for receiving those proposals is set forth in Question 27.

29.	How may I recommend candidates to serve as directors?

Stockholders may recommend director candidates for consideration by the Nominating and Corporate Governance Committee of our Board of Directors by writing to our Corporate Secretary at the address set forth in Question 27. A recommendation must be accompanied by a statement from the candidate that he or she would give favorable consideration to serving on our Board of Directors and should include sufficient biographical and other information concerning the candidate and his or her qualifications to permit the committee to make an informed decision as to whether further consideration of the candidate would be warranted.

Obtaining Additional Information

30.	How may I obtain financial and other information about Great Elm Capital Group?

Our consolidated financial statements are included in our 2017 Annual Report on Form 10-K that accompanies this proxy statement.

We file our Annual Report on Form 10-K with the SEC, 100 F Street, N.E., Washington, D.C. 20549. Our Form 10-K and other information that we file with the SEC are available on our website at www.greatelmcap.com. We also will furnish a copy of our 2017 Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any stockholder who so requests by writing to our Corporate Secretary at the address in Question 27.

By writing to us, stockholders also may obtain, without charge, a copy of our bylaws, corporate governance guidelines, codes of conduct and board standing committee charters. You also can view these materials on the Internet by accessing our website at www.greatelmcap.com.

31.	What if I have questions for the Company’s transfer agent?

If you are a stockholder of record and have questions concerning share certificates, dividend checks, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address or phone numbers:

Computershare Trust Company, N.A.

250 Royall Street, Suite V

Canton, MA 02021

32.	How do I get additional copies of this proxy statement or voting materials?

If you need additional copies of this proxy statement or voting materials, please contact us at:

Great Elm Capital Group, Inc.

Attn: Investor Relations

800 South Street, Suite 230

Waltham, MA 02453

investorrelations@greatelmcap.com

STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of our common stock as of the record date for the Annual Meeting by:

▪	each of the named executive officers;
▪	all of our current executive officers and directors as a group; and
▪	all those known by us to be beneficial owners of more than five percent of our outstanding common stock.

Except as indicated in the footnotes to this table and under applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock. For the purposes of calculating percent ownership, as of September 8, 2017, approximately 23,200,153 shares were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable within sixty days of September 8, 2017, these shares are treated as if outstanding for that person, but not for any other person.

The following table indicates the total number of shares beneficially owned by the following persons, including shares subject to options exercisable within sixty days of September 8, 2017.

Name and address of beneficial owner	Amount and nature of beneficial ownership (1)	Percent of class
Directors and Named Executive Officers
Richard S. Chernicoff	124,882	*
Matthew A. Drapkin (6)	1,156,023	4.9%
Adam M. Kleinman	44,185	*
James P. Parmelee	—	*
Peter A. Reed (2)	52,515	*
Jeffrey S. Serota	16,760	*
Mark A. Snell	—	*
James D. Wheat	66,667	*
Hugh Steven Wilson	88,555	*
All current executive officers and directors as a group (9 persons)	1,549,587	6.6%
Entities affiliated with MAST Capital Management, LLC, 31 St. James Avenue, 6th Floor, Boston, MA 02116 (3)	2,012,319	8.7%
Entities affiliated with Cove Street Capital Management, LLC, 2101 El Segundo Boulevard, Suite 302, El Segundo, CA 90245 (4)	1,334,845	5.7%
Entities affiliated with Kingdon Capital Management, L.L.C., 152 West 57th Street, 50th Floor, New York, NY 10019 (5)	1,269,167	5.5%
*	Less than 1% of the outstanding shares of our common stock.

(1) This table is based upon information supplied by each officer, director, and Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the table, the address for each person named above is c/o Great Elm Capital Group, Inc., 800 South Street, Suite 230, Waltham, MA 02453.

(2) Excludes 21,761 shares as to which Mr. Reed has a pecuniary interest by virtue of being a limited partner in private investment funds managed by MAST Capital.  These shares are excluded because Mr. Reed does not have voting or dispositive power over such shares.

(3) Based solely on information furnished in a Schedule 13D/A filed with the SEC on June 29, 2017, jointly by MAST Capital and Mr. David J. Steinberg, in which MAST Capital and Mr. Steinberg reported beneficial ownership of 2,012,319 shares of our common stock (as to which each has shared voting and dispositive powers). On September 18, 2017, we, MAST Capital and others entered into a separation agreement (the “Separation Agreement”).  The Separation Agreement contains a standstill agreement and a voting agreement with respect to shares beneficially owned by MAST Capital.  On September 18, 2017, we entered into warrant agreement with MAST Capital under which MAST Capital or its designees may acquire up to 420,00 shares of our common stock that are not reflected in the above table.

(4) Based soley on information furnished in a Schedule 13G filed with the SEC on February 14, 2017, by Cove Street Capital Management, LLC, in which Cove Street Capital Management, LLC, reported beneficial ownership of 1,334,845 shares (as to which it had sole voting dispositive power over 430,159 shares and shared voting and dispositive power as to 904,686 shares).

(5) Based solely on information furnished in a Schedule 13G/A filed with the SEC on February 15, 2017, jointly by Kingdon Capital Management, L.L.C. and Mark Kingdon in which each of Kingdon Capital Management, L.L.C. and Mark Kingdon reported beneficial ownership of 1,269,167 shares of our common stock (as to which each has shared voting and dispositive powers).

(6) Includes shares owned by Northern Right Capital Management, L.P. and its affiliates.  On September 18, 2017, we entered into warrant agreement with Northern Right under which Northern Right or its designees may acquire up to 1,266,000 shares of our common stock that are not reflected in the above table.

PROPOSALS TO BE VOTED ON

Proposals 1, 2, 3, 4 and 5 are included in this proxy statement at the direction of our Board of Directors. Our Board of Directors recommends that you vote “FOR” each of nominee in Proposal 1 and “FOR” Proposals 2, 3, 4 and 5.

Proposal 1 – Election of Directors

Directors are elected at each Annual Stockholders’ Meeting for terms expiring at the next Annual Stockholders’ Meeting. The Nominating and Corporate Governance Committee has recommended and our Board of Directors has nominated the following five individuals for election as directors, all of whom currently are directors:

Hugh Steven Wilson	Jeffrey S. Serota
Mark A. Snell	Peter A. Reed
Richard S. Chernicoff

We entered into agreements (the MAST Fund Agreements) with private investment funds (the MAST Funds) the right to elect two directors.  The MAST Funds have nominated the following two individuals for election as directors, both of whom currently are directors:

Matthew A. Drapkin	James P. Parmelee

Properly executed proxies will be voted for these seven nominees unless other instructions are specified. If any nominee should become unavailable to serve, the proxies may be voted for a substitute nominee designated by our Board of Directors, or our Board of Directors may reduce the authorized number of directors. In no event may the proxies be voted for more than seven nominees.

Our Board of Directors determined that each non-employee nominee is an independent director.

Biographical information regarding each director nominee and his qualifications to serve as a director is set forth on the succeeding pages. The year shown as election as a director is the year that the director was first elected as one of our directors. Unless otherwise indicated, each director has held his principal occupation or other positions with the same or predecessor organizations for at least the last five years.

Hugh Steven Wilson is 68 years old and was Chairman of our Board of Directors from July 2016 to September 2017 and has been a member of our Board of Directors since January 2016. Mr. Wilson was a Managing Partner of Tennenbaum Capital Partners, LLC (TCP) from 2005 to 2012, where he is a member of its advisory board. Mr. Wilson served as Chief Executive Officer of four TCP affiliated registered investment companies. Mr. Wilson served as a Senior Partner at Latham & Watkins, where he was Global Co-Chairman of the Mergers and Acquisitions Practice Group and Chairman of the National Litigation Department. Mr. Wilson serves as Vice Chairman of Burford Capital Limited.

Mr. Wilson brings to our Board of Directors judgment accumulated over a forty-year career, expertise in the asset management business, with mergers and acquisitions, leveraged finance and legal matters.

Mark A. Snell is 61 years old and has been a member of our Board of Directors since December 2016.  Mr. Snell was President of Sempra Energy, a San Diego-based Fortune 500 energy services holding company, from 2011 to March 2017. From 2006 to 2011, Mr. Snell was executive vice president and chief financial officer of Sempra Energy. Previously, Mr. Snell was group president overseeing Sempra Energy’s businesses outside of the company’s two California utilities. Prior to that, he served as chief financial officer of this group. Mr. Snell joined Sempra Energy in 2001 as vice president of planning and development.

Previously, Mr. Snell was executive vice president and chief financial officer for Earth Tech, a Long Beach, Calif.-based water management, engineering and environmental services firm. Prior to that, he was executive vice president and chief financial officer of Dames and Moore, an engineering and construction firm headquartered in Los Angeles. At Dames and Moore, he guided the completion of acquisitions that more than doubled the firm’s revenues. Mr. Snell also served as chief financial and administrative officer of Latham & Watkins. Preceding that, he was executive vice president and chief financial officer of World Oil Corp., a privately held, integrated oil company. Mr. Snell began his career as an auditor and in acquisition support at KPMG Peat Marwick.

Mr. Snell brings to our Board of Directors experience leading businesses and in mergers and acquisitions, finance and accounting.

Jeffrey S. Serota is 51 years old and been a member of our Board of Directors since November 2016 and became our Chairman of the Board in September 2017. Mr. Serota is currently a Senior Advisor at Corbel Structured Equity Partners, an alternative lower middle-market debt manager. Mr. Serota served as a Senior Partner and Senior Advisor at Ares Management LLC (Ares) from 1997-2013. While at Ares, Mr. Serota led investments in an array of security types and industries. Transaction structures included buyouts, recapitalizations, structured equity, minority interest, and distressed-for-control, among others. As part of his role as a Senior Partner at Ares, Mr. Serota acted as an Interim Chief Executive Officer for certain portfolio company investments of Ares, led fundraising efforts for private equity investment funds, participated in numerous private and public companies as a Member of the board of directors, and assisted in the management of the private equity efforts at Ares. Before Ares, Mr. Serota served as a Vice President in the investment banking department at Bear, Stearns & Co. Inc. Prior to Bear Stearns, Mr. Serota was employed at Dabney/Resnick, Inc., where he specialized in merchant banking and capital raising activities for middle market companies and had primary responsibility for Dabney/Resnick’s bridge financing activities. Mr. Serota was also employed at Salomon Brothers Inc, where he focused on mergers and acquisitions and merchant banking transactions.

Mr. Serota is currently Chairman of the Board of CIFC Corp. (CIFC), a $15 billion asset management firm specializing in non-investment grade credit products. Mr. Serota has been a member of the CIFC board since 2014. Mr. Serota also served as the Chairman of SandRidge Energy, Inc. from June 2013 until October 2016 and as one of its independent director from March 2007 to October 2016. Mr. Serota has also served on numerous public and private company boards over his career. Public company boards included: Exco Resources, Lyondell Basell Inc., WCA Waste Corp. and Douglas Dynamics, Inc.

Mr. Serota brings to our Board of Directors over 25 years of experience as a principal investor, financial services professional, and operating executive.

Peter A. Reed is 37 years old and since September 2017 has been our Chief Executive Officer.  Mr. Reed. has been a member of our Board of Directors since May 2015. Mr. Reed is Chief Investment Officer of our Great Elm Capital Management subsidiary and Chief Executive Officer of Great Elm Capital Corp. Until September 2017, Mr. Reed was Portfolio Manager and Partner at MAST Capital, a Boston-based registered investment advisor. Prior to joining MAST in 2004, Mr. Reed was an investment banking analyst at Brown, Gibbons, Lang & Company where he worked on mergers and acquisitions, in-court and out-of-court financial restructurings, and debt and equity private placements for middle market companies.

Mr. Reed brings to our Board of Directors knowledge of the investment management business, capital markets and corporate restructuring.

Richard S. Chernicoff is 52 years old and served as our interim chief executive officer from July 2016 to September 2017. Mr. Chernicoff has been a member of our Board of Directors since March 2014, as our Lead Independent Director from April 2014 to October 2015 and as Chairman of our Board from October 2015 to July 2016.

Prior to joining our Board of Directors, Mr. Chernicoff was President of Tessera Intellectual Property Corp. from July 2011 to January 2013. Prior to Tessera, Mr. Chernicoff was President of Unity Semiconductor Corp. Prior to that, Mr. Chernicoff was with SanDisk Corporation where, as Senior Vice President, Business Development, Mr. Chernicoff was responsible for mergers and acquisitions, financings and joint ventures. Previously, Mr. Chernicoff was a mergers and acquisitions partner in the Los Angeles office of Brobeck, Phleger & Harrison LLP, a corporate lawyer in the Los Angeles office of Skadden, Arps, Slate, Meagher & Flom LLP, a member of the staff of the SEC in Washington, DC and an auditor in the Los Angeles office of Ernst & Young LLP.

Mr. Chernicoff brings to our Board of Directors experience leading businesses and in mergers and acquisitions, finance, legal matters and accounting.

Matthew A. Drapkin is 45 years old and has been a member of our Board of Directors since April 2017. Mr. Drapkin is CEO & Portfolio Manager of Northern Right Capital, a value-oriented asset manager focused on constructive activist investing in small cap public companies.

Mr. Drapkin is currently on the board of directors of Intevac, a publicly-traded provider of equipment solutions to the hard-disk drive industry and high-sensitivity imaging products, primarily for the defense market, and PRGX Global, a global provider of recovery audit services to retail and commercial clients.  Mr. Drapkin previously served as Chairman of the Board of Ruby Tuesday, a restaurant operator, Lead Independent Director of Hot Topic, a specialty retailer, and a director of Xura (formerly Comverse), a provider of telecommunications businesses solutions, Glu Mobile, a mobile gaming company, Plato Learning, a provider of curriculum management, and Alloy, a diversified media company.

Before joining Northern Right Capital Management in December 2009, Mr. Drapkin had extensive investment experience, including his work as head of research, special situations, and private equity at ENSO Capital, a New York-based hedge fund. From 2003 to 2008, Mr. Drapkin worked at MacAndrews & Forbes, participating in more than $3 billion of transactions, including Scientific Games, Deluxe Entertainment Services, AM General, and Scantron. Prior to MacAndrews, Mr. Drapkin served as general manager of two of Conde Nast publication’s wholly-owned Internet sites, Epicurious.com and Concierge.com, and headed Conde Nast’s internet venture investment effort.  Mr. Drapkin began his career at Goldman, Sachs and Co.

Mr. Drapkin was elected to our Board of Directors as a result of the MAST Funds’ exercise of their rights to appoint two members of our board of directors under the MAST Fund Agreements.

James P. Parmelee is 51 years old and has been a member of our Board of Directors since June 2017. Mr. Parmelee serves as a senior advisor to Hamilton Robinson Capital Partners, a middle marke- focused private equity firm.

Previously, Mr. Parmelee was a Partner in Peak Ten Management (formerly Lanexa Management), a long/short equity fund backed by Tiger Management LLC.  Mr. Parmelee’s primary responsibilities included sourcing, analyzing and monitoring software, Internet and IT infrastructure investments. Prior to joining Peak Ten Management, Mr. Parmelee was a Partner in Union Square Advisors LLC, a strategic advisory firm.  He served as head of the firm’s global IT Infrastructure practice.  Mr. Parmelee was a data networking and telecommunications equipment research analyst, primarily at Credit Suisse First Boston, from 1992 to 2004.

Mr. Parmelee was elected to our Board of Directors as a result of the MAST Funds’ exercise of their rights to appoint two members of our board of directors under the MAST Fund Agreements.

Proposal 2 – Ratification of Independent Registered Public Accounting Firm

The members of our Audit Committee and our Board of Directors believe the continued retention of Deloitte & Touche LLP (Deloitte) as our independent registered accounting firm is in our and our stockholders’ best interest. Ratification requires the receipt of “FOR” votes constituting a majority of the shares represented and voting at the Annual Meeting at which a quorum is present, and the approving majority also must represent more than 25 percent of our outstanding shares. Representatives of Deloitte are not expected to attend the annual meeting.

Our Audit Committee approved the appointment of Deloitte as our independent registered public accounting firm, effective May 30, 2017, as described further below. Accordingly, and in connection therewith, we dismissed Grant Thornton LLP (Grant Thornton) as our independent registered public accounting firm effective as of that same date.

Grant Thornton’s audit reports for the fiscal years ended June 30, 2016 and 2015 on our consolidated financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles. However, as further described below, Grant Thornton’s audit report on the effectiveness of our internal control over financial reporting as of June 30, 2016 contained an adverse opinion. At no point during the fiscal years ended June 30, 2016 and 2015 and the subsequent interim period through May 30, 2017 were there any “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the registrant and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. The adverse opinion on our internal control over financial reporting described further below constituted the only “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K) for us that occurred during the fiscal years ended June 30, 2016 and 2015 and the subsequent interim period through May 30, 2017.

Our controls over the preparation and review of our income tax provision did not operate effectively such that we did not timely identify material errors in the provision for income taxes applicable to continuing operations and discontinued operations and the presentation thereof in our financial statements as of June 30, 2016 and for the year then ended. Accordingly, Grant Thornton’s audit report on the effectiveness of our internal control over financial reporting as of June 30, 2016 contained an adverse opinion on our internal control over financial reporting due to the effect of these material weaknesses in our internal control over financial reporting, which were described in Item 9A. Controls and Procedures of our Form 10-K for the fiscal year ended June 30, 2016. The Audit Committee discussed these material weaknesses in our internal control over financial reporting with Grant Thornton and the registrant authorized Grant Thornton to respond fully to the inquiries of any successor accountant of ours concerning this reportable event.

Our Audit Committee engaged Deloitte as our new independent registered public accounting firm effective May 30, 2017 to perform independent audit services for the fiscal year ending June 30, 2017.  During the fiscal years ended June 30, 2016 and 2015 and the subsequent interim period through May 30, 2017, neither we nor anyone on our behalf consulted Deloitte regarding either:

▪

the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the registrant’s consolidated financial statements in connection with which either a written report or oral advice was provided to the registrant that Deloitte concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

▪

any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The following table presents aggregate fees billed to us for services rendered by Deloitte and Grant Thornton for fiscal years ended June 30, 2017 and June 30, 2016:

	Year ended June 30,
In thousands	2017	2016
Audit Fees:
Audit services, statutory audits, quarterly reviews and 1933 Act filings	$797	$426
Audit-Related Fees:
Accounting Consultation	—	—
Tax Fees:
Income tax compliance and consulting	—	—
All Other Fees: (including financial information systems design and implementation)	—	—
Total fees	$797	$426

Approximately $422,000 of the fiscal 2017 audit fees were paid to Grant Thornton and approximately $375,000 of the fiscal 2017 audit fees were paid to Deloitte.

Audit Committee Pre-Approval Policies and Procedures

Among its other duties, our Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. Our Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditor. On an ongoing basis, management communicates specific projects and categories of service for which the advance approval of our Audit Committee is requested. Our Audit Committee reviews these requests and advises management if the committee approves the engagement of the independent auditor. On a periodic basis, management reports to our Audit Committee regarding the actual spending for such projects and services compared to the approved amounts. All services performed by Grant Thornton and Deloitte for fiscal years 2017 and 2016 were approved in accordance with our Audit Committee’s pre-approval guidelines.

Proposal 3 – Amendment to Our Certificate of Incorporation

On December 4, 2015, our stockholders approved an amendment to our certificate of incorporation creating a new Article XIV to help preserve tax benefits associated with our net operating losses (the Protective Amendment). The purpose of the Protective Amendment is to protect the long-term value of our accumulated net operating losses by limiting direct or indirect transfers of shares of our common stock that could affect the percentage of stock that is treated as being owned by a holder of 4.99% of our common stock. In addition, the Protective Amendment includes a mechanism to block the impact of such transfers while allowing purchasers to receive their money back from prohibited purchases. The foregoing description of the Protective Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Protective Amendment, which is filed as an exhibit to our Form 8-K filed on January 11, 2016, which is incorporated herein by reference.

The Protective Amendment contains a number of expiration dates including a fixed expiration on January 28, 2018.  Our Board of Directors has determined that an amendment to the Protective Amendment to eliminate the January 28, 2018 fixed expiration date of the Protective Amendment is advisable and recommends that you vote for such amendment.  Our Board of Directors noted that the latest expiration date of our accumulated net operating losses is in 2035. Accordingly, periodic renewal of the Protective Amendment represents an administrative burden not offset by other benefits.

If the amendment to the Protective Amendment is approved, the Protective Amendment would expire at the earliest of:

▪

the repeal of Section 382 of the Code or any successor statute if our Board of Directors determines that the Protective Amendment is no longer necessary or desirable for the preservation of tax benefits,

▪	the close of business on the first day of a taxable year of ours as to which our Board of Directors determines that no tax benefits may be carried forward or
▪	such date as our Board of Directors shall fix in its discretion as permitted by the terms of the Protective Amendment

Approval of the amendment to the Protective Amendment requires the affirmative vote of a majority of the outstanding shares of our common stock as of the Record Date.

If our stockholders do not approve the amendment to the Protective Amendment, the Protective Amendment will be of no further effect beginning at the close of business on January 29, 2018.

Proposal 4 – Ratification of Our Stockholders’ Rights Plan

On December 4, 2015, our stockholders ratified a stockholders’ rights plan to help preserve tax benefits associated with our net operating losses.  That rights plan expires on January 29, 2018.  Our Board of Directors has adopted a new stockholders rights plan in the form of Annex C.

Description of Rights Plan

The following description of the Rights Plan is qualified in its entirety by reference to the text of the Rights Plan, which is attached to this Proxy Statement as Annex C. We urge you to read carefully the Rights Plan in its entirety as the discussion below is only a summary.

The Rights Plan is intended to protect stockholder value by reducing the risk of an ownership change under Section 382 of the Internal Revenue Code of 1986, as amended (Section 382), thereby preserving our ability to use our accumulated net operating losses. We cannot assure you that the rights plan would prevent all transfers that could result in such an “ownership change” and by reducing the risk that persons accumulate shares of our common stock resulting in a change of control without providing our Board of Directors the opportunity to secure alternative transactions which could be more favorable to our stockholders.

The Rights Plan is intended to act as a deterrent to any person or group (an Acquiring Person) acquiring either:

▪	4.99% or more of our outstanding common stock as determined under applicable tax rules or
▪	more than 9.99% of our outstanding common stock,

in each case, without the approval of our Board of Directors. Any rights held by an Acquiring Person are void and may not be exercised.

Rights Dividend. Our Board of Directors will declare a dividend distribution of one Preferred Stock Purchase Right (a Right) for each outstanding share of common stock to stockholders of record as of the close of business on January 29, 2018 (the Dividend Record Date). In addition, one Right will automatically attach to each share of common stock issued between the Dividend Record Date and the Distribution Date (as hereinafter defined). Each Right entitles the registered holder thereof to purchase from us a unit consisting of one ten-thousandth of a share (a Unit) of Series A Junior Participating Cumulative Preferred Stock, par value $0.001 per share (the Preferred Stock), at a cash exercise price of $15.00 per Unit (the Exercise Price), subject to adjustment, under certain conditions specified in the Rights Plan and summarized below.

Distribution Date. Initially, the Rights are not exercisable and are attached to and trade with all shares of our common stock outstanding as of, and issued subsequent to, the Dividend Record Date. The Rights will separate from the common stock and will become exercisable upon the earlier of the close of business on tenth:

▪

calendar day following the first public announcement that an Acquiring Person has acquired beneficial ownership of either (1) 4.99% or more of our outstanding shares of common stock as determined under applicable tax rules or (2) more than 9.99% of our outstanding shares of common stock, other than as a result of repurchases of stock by us or certain inadvertent actions by a stockholder (the date of said announcement is the Stock Acquisition Date), or

▪

business day (or such later day as our independent directors may determine) following the commencement of a tender offer or exchange offer that could result upon its consummation in a person or group becoming the beneficial owner of (a) 4.99% or more of the outstanding shares of our common stock as determined under applicable tax rules or (b) more than 9.99% of the outstanding shares of our outstanding common stock (the earlier of such dates is the Distribution Date).

Notwithstanding the foregoing, with respect to any person (1) whose name is listed on Schedule A to the Rights Plan, or (2) who beneficially owns (for purposes of the Rights Plan) 4.99% or more of the outstanding shares of common stock as of the Record Date (such person being referred to in the Rights Plan as a Grandfathered Person), the Distribution Date will not occur unless such Grandfathered Person has acquired beneficial ownership of shares of common stock either (a) in excess of the percentage listed on Schedule A to the Rights Plan, for any Grandfathered Person whose name is listed on Schedule A to the Rights Plan, or (b) representing an additional 0.5% of the outstanding shares of common stock beneficially owned as of the Record Date, for any other Grandfathered Person not listed on Schedule A to the Rights Plan (the Grandfathered Percentage).

Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), (1) the Rights will be evidenced by the common stock certificates and will be transferred with and only with such common stock certificates, (2) new common stock certificates issued after the Dividend Record Date will contain a notation incorporating the Rights Plan by reference, and (3) the surrender for transfer of any certificates for common stock will also constitute the transfer of the Rights associated with the shares of our common stock represented by such certificate.

As soon as practicable after the Distribution Date, one or more certificates evidencing one Right for each share of common stock of the Company so held, subject to adjustment as provided herein (the Right Certificates) will be mailed to holders of record of common stock as of the close of business on the Distribution Date and, thereafter, the separate Right Certificates alone will represent the Rights. Except as otherwise determined by our independent directors, only shares of common stock issued prior to the Distribution Date will be issued with Rights.

Process for Potential Exemption. Any person who wishes to effect any acquisition of shares of common stock that would, if consummated, result in such person beneficially owning (1) more than 4.99% of the outstanding shares of common stock under applicable tax rules or (2) more than 9.99% of the outstanding shares of our common stock (or in the case of a Grandfathered Person, the Grandfathered Percentage), may request that our independent directors grant an exemption with respect to such acquisition under the Rights Plan. Our independent directors may deny such an exemption request if they determine, in their sole discretion, that the acquisition of beneficial ownership of common stock by such person could jeopardize or endanger the availability to us of our net operating losses or for whatever other reason they deem reasonable, desirable or appropriate. Any exemption granted may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the person agree that it will not acquire beneficial ownership of shares of common stock in excess of the maximum number and percentage of shares approved by our independent directors).

Subscription and Merger Rights. If a Stock Acquisition Date occurs, proper provision will be made so that each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive upon exercise, in lieu of a number of Units, that number of shares of our common stock (or, in certain circumstances, including if there are insufficient shares of our common stock to permit the exercise in full of the Rights, Units, other securities, cash or property, or any combination of the foregoing) having a market value of two times the Exercise Price of the Right (such right being referred to as the Subscription Right). If, at any time following the Stock Acquisition Date,

▪	we consolidate with, or merge with and into, any other person, and we are not the continuing or surviving corporation,
▪

any person consolidates with us, or merges with and into us and we are the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of our common stock are changed into or exchanged for stock or other securities of any other person or cash or any other property or

▪	50% or more of our assets or earning power is sold, mortgaged or otherwise transferred,

each holder of a Right (other than an Acquiring Person or its associates or affiliates, whose Rights shall become null and void) will thereafter have the right to receive, upon exercise, common stock of the acquiring company having a market value equal to two times the Exercise Price of the Right (such right being referred to as the Merger Right). The holder of a Right will continue to have the Merger Right whether or not such holder has exercised the Subscription Right. Rights that are or were beneficially owned by an Acquiring Person may (under certain circumstances specified in the Rights Plan) become null and void.

Until a Right is exercised, the holder will have no rights as a stockholder of our (beyond those as an existing stockholder), including the right to vote or to receive dividends. While the distribution of the Rights will not be taxable to stockholders or to us, stockholders may, depending upon the circumstances, recognize taxable income if the Rights become exercisable for Units, other securities of ours, other consideration or for common stock of an acquiring company.

Exchange Feature. At any time after a person becomes an Acquiring Person, our independent directors may, at their option, exchange all or any part of the then outstanding and exercisable Rights for shares of common stock or Units at an exchange ratio specified in the Rights Plan. Notwithstanding the foregoing, our independent directors generally will not be empowered to effect such exchange at any time after any person becomes the beneficial owner of fifty percent or more of our common stock.

Adjustments. The Exercise Price payable, and the number of Units or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution

▪	in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Stock,
▪	if holders of the Preferred Stock are granted certain rights or warrants to subscribe for Preferred Stock or convertible securities at less than the current market price of the Preferred Stock, or
▪

upon the distribution to holders of the Preferred Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the Exercise Price will be required until cumulative adjustments amount to at least one percent of the Exercise Price. We are not obligated to issue fractional Units. If we elect not to issue fractional Units, in lieu thereof an adjustment in cash will be made based on the fair market value of the Preferred Stock on the last trading date prior to the date of exercise.

Redemption. The Rights may be redeemed in whole, but not in part, at a price of $0.001 per Right (payable in cash, common stock or other consideration deemed appropriate by our independent directors) by our independent directors only until the earlier of (1) the time at which any person becomes an Acquiring Person or (2) the expiration date of the Rights Plan. Immediately upon the action of our independent directors ordering redemption of the Rights, the Rights will terminate and thereafter the only right of the holders of Rights will be to receive the redemption price.

Amendment. Our independent directors in their sole discretion at any time prior to the time at which any person becomes an Acquiring Person may amend the Rights Plan. After such time our independent directors may, subject to limitations in the Rights Plan, amend the Rights Plan only to cure any ambiguity, defect or inconsistency, to shorten or lengthen any time period, or to make changes that do not adversely affect the interests of Rights holders (excluding the interests of an Acquiring Person or its associates or affiliates).

Expiration Date. The Rights are not exercisable until the Distribution Date and will expire at the earlier of:

▪	the time when the Rights are redeemed as provided therein;
▪	the time when the Rights are exchanged as provided therein;
▪

the repeal of Section 382 of the Internal Revenue Code of 1986, as amended (the Code) if our independent directors determine that the Rights Plan is no longer necessary for the preservation of Tax Benefits (as defined in the Rights Plan); or

▪	the beginning of our taxable year to which our Board of Directors determines that no Tax Benefits may be carried forward.

Miscellaneous. The certificate of designations establishing the Preferred Stock and the form of Right Certificate are attached as Exhibits A and B, respectively, to the Rights Plan, attached as Annex C. The foregoing description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Plan, which is incorporated herein by reference.

Considerations Related to the Protective Amendment and the Rights Plan

Our Board of Directors believes that attempting to protect the tax benefits of our accumulated net operating losses is in our stockholders’ best interests. However, we cannot eliminate the possibility that an ownership change will occur even if the Protective Amendment is continued and the Rights Plan is approved. Please consider the factors discussed below in voting on Proposals 3 and 4.

The Internal Revenue Service (IRS) could challenge the amount of our accumulated net operating losses or claim we experienced an ownership change, which could reduce the amount of our accumulated net operating losses that we can use or eliminate our ability to use them altogether.

The IRS has not audited or otherwise validated the amount of our accumulated net operating losses. The IRS could challenge the amount of our accumulated net operating losses, which could limit our ability to use our accumulated net operating losses to reduce our future income tax liability. In addition, the complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, we cannot assure you that the IRS will not claim that we experienced an ownership change and attempt to reduce or eliminate the benefit of our accumulated net operating losses even if the Protective Amendment and the Rights Plan are in place. In addition, we must comply with other provisions of the Code that govern the preservation and use of accumulated net operating losses; failure to do so could also eliminate our ability to use our accumulated net operating losses even if we comply fully with Section 382.

Continued Risk of Ownership Change. Although the Protective Amendment and the Rights Plan are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of our common stock that could result in such an ownership change. In particular, absent a court determination, we cannot assure you that the Protective Amendment’s restrictions on acquisition of our common stock will be enforceable against all our stockholders, and they may be subject to challenge on equitable grounds.

Potential Effects on Liquidity. The Protective Amendment will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our common stock may be limited by reducing the class of potential acquirers for such common stock. In addition, a stockholder’s ownership of our common stock may become subject to the restrictions of the Protective Amendment upon actions taken by persons related to, or affiliated with, them. You are advised to monitor carefully your ownership of our stock and consult your own legal advisors to determine whether your ownership of our stock approaches the restricted levels.

Potential Impact on Value. If the Protective Amendment is adopted, we intend to include a legend reflecting the transfer restrictions included in the Protective Amendment on certificates representing newly issued or transferred shares, to disclose such restrictions to persons holding our common stock in uncertificated form and to disclose such restrictions to the public generally. Because certain buyers, including persons who wish to acquire more than 4.99% of our common stock and certain institutional holders who may not be comfortable holding our common stock with restrictive legends, may not be able or willing to purchase our common stock, the Protective Amendment could depress the value of our common stock in an amount that could more than offset any value preserved from protecting our accumulated net operating losses. The Rights Plan could have a similar effect if investors object to holding our common stock subject to the terms of the Rights Plan.

Potential Anti-Takeover Impact. The Protective Amendment, could have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.99% of our common stock and the ability of persons, entities or groups now owning more than 4.99% of our common stock to acquire additional shares of our common stock without the approval of our Board of Directors. Similarly, while the Rights Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because an Acquiring Person may be diluted upon the occurrence of a triggering event. The Rights Plan could inhibit acquisitions of significant stake in us and may prevent a change in our control. As a result, the Rights Plan may have an “anti-takeover” effect. Similarly, the limits on the amount of common stock that a stockholder may own may make it more difficult for stockholders to replace current management or members of our Board of Directors. Accordingly, the overall effects of the Protective Amendment and the Rights Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities. We are not presently aware of any potential takeover transaction.

Effect of the Protective Amendment If You Vote For It and Already Own More Than 4.99% of our Common Stock. If you already own more than 4.99% of our common stock, you would be able to transfer shares of our common stock only if the transfer does not increase the percentage of stock ownership of another holder of 4.99% or more of our common stock or create a new holder of 4.99% or more of our common stock. Any transfer your shares of our common stock through open-market sales to a public group, including a new public group would be subject to the Protective Amendment’s transfer restrictions.

Effect of the Protective Amendment If You Vote For It and Own Less Than 4.99% of our Common Stock. The Protective Amendment will apply to you, but, so long as you own less than 4.99% of our common stock you can transfer your shares to a purchaser who, after the sale, also would own less than 4.99% of our common stock.

Effect of the Protective Amendment If You Vote Against It. Delaware law provides that the transfer restrictions of the Protective Amendment with respect to shares of our common stock issued prior to its effectiveness will be effective as to:

▪	stockholders with respect to shares that were voted in favor of adopting the Protective Amendment and
▪

purported transferees of such shares if (1) the transfer restriction is conspicuously noted on the certificate(s) representing such shares or (2) the transferee had actual knowledge of the transfer restrictions (even absent such conspicuous notation).

Assuming Proposal 4 is approved, we intend to cause shares of our common stock issued after January 29, 2018 of the Protective Amendment to be issued with the relevant transfer restriction conspicuously noted on the certificate(s) representing such shares, and, therefore, under Delaware law, such newly issued shares will be subject to the transfer restriction. We also intend to disclose such restrictions to persons holding our common stock in uncertificated form. For the purpose of determining whether a stockholder is subject to the Protective Amendment, we intend to take the position that all shares issued prior to the effectiveness of the Protective Amendment that are proposed to be transferred were voted in favor of the Protective Amendment, unless the contrary is established. We may also assert that stockholders have waived the right to challenge or otherwise cannot challenge the enforceability of the Protective Amendment, unless a stockholder establishes that it did not vote in favor of the Protective Amendment. Nonetheless, a court could find that the Protective Amendment is unenforceable, either in general or as applied to a particular stockholder or fact situation.

Proposal 5 –Approval, on an Advisory Basis, of the 2017 Compensation of Our Named Executive Officers

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are asking stockholders to approve an advisory resolution on the compensation of the named executive officers, as reported in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our fiscal 2017 executive compensation program. We currently hold annual say-on-pay votes but may in the future seek stockholder approval to change that policy.

Significant information on our executive pay program is provided in Annex A to this proxy statement.

We are asking our stockholders to vote in favor of the following resolution:

“RESOLVED, as an advisory matter, the stockholders of Great Elm Capital Group, Inc. approve the compensation paid to the Company’s named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

Approval requires the receipt of “FOR” votes constituting a majority of the shares represented and voting at the Annual Meeting at which a quorum is present, and the approving majority must represent more than 25 percent of our outstanding shares.

To the extent there is a significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns and the Compensation Committee will evaluate what actions may be necessary or appropriate to address those concerns.

CORPORATE GOVERNANCE

Our business and affairs are managed and all corporate powers are exercised under the direction of our Board of Directors. Our Board of Directors establishes fundamental corporate policies and oversees our performance and our Chief Executive Officer and the other officers to whom our Board of Directors has delegated authority to manage day-to-day business operations.

Our Board of Directors has adopted corporate governance guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the company’s governance. It also has adopted a Code of Business Conduct that applies to members of our Board of Directors, our executive officers as well as all of our employees. Several standing and special committees assist our Board of Directors in carrying out its responsibilities. Each operates under a written charter adopted by our Board of Directors.

Our corporate governance guidelines, standing committee charters, including our Audit, Compensation, and Nominating and Corporate Governance Committee charters, and codes of conduct are posted on our website at www.greatelmcap.com. Paper copies may be obtained upon request by writing to: Corporate Secretary, Great Elm Capital Group, Inc., 800 South Street, Suite 230, Waltham, MA 02453.

Board of Directors

Functions

In addition to its general oversight role, our Board of Directors performs a number of specific functions, including:

▪	Hiring and firing our Chief Executive Officer and overseeing his or her performance and that of other senior management in the operation of the company;
▪	Planning for management succession;
▪	Guiding corporate strategy;
▪	Reviewing and monitoring strategic, financial and operating plans and budgets and their development and implementation by management;
▪	Assessing and monitoring risks and risk-management strategies;
▪	Suggesting, reviewing and approving significant corporate actions;
▪

Reviewing and monitoring processes designed to maintain our integrity, including financial reporting, compliance with legal and regulatory obligations, and relationships with stockholders, employees, customers, suppliers and others; and

▪	Selecting director nominees, appointing board committee members, forming board committees and overseeing effective corporate governance.

Leadership Structure

Our Board of Directors retains the flexibility to determine on a case-by-case basis whether the positions of Chief Executive Officer and Chairman of the Board should be combined or separated and whether an independent director should serve as Chairman. This flexibility permits our Board of Directors to organize its functions and conduct its business in a manner it deems most effective in then prevailing circumstances.

Currently, we have an independent Chairman, whose roles include:

▪	To act as the principal liaison between the independent directors and the Chief Executive Officer;
▪	To review and approve all board and committee agendas and approve information sent to our Board of Directors, providing input to management on the scope and quality of such information;

▪

To consult with the Chief Executive Officer and committee chairs regarding the topics and schedules of the meetings of our Board of Directors and its committees and approve such schedules to assure that there is sufficient time for discussion of all agenda items;

▪	To call a special meeting of our Board of Directors or the independent directors at any time, at any place and for any purpose;
▪	To be available for consultation and direct communication with the company’s major stockholders;
▪	To consult with the Nominating and Corporate Governance Committee as part of the committee’s review of director nominations and recommendations of director candidates;
▪

To consult with directors regarding acceptance of memberships on other boards to assure that multiple board service does not conflict or otherwise interfere with such directors’ service to the company;

▪

Led by the Compensation Committee and together with the Chief Executive Officer, to report annually to our Board of Directors on succession planning, including policies and principles for executive officer selection;

▪	To organize, convene and preside over executive sessions of the independent directors and promptly communicate approved messages and directives to the Chief Executive Officer; and
▪	To perform such other duties as may be assigned from time-to-time by the independent directors.

The position and role of Chairman is intended to provide board leadership. It is also intended to expand lines of communication between our Board of Directors and members of management. It is not intended to reduce the free and open access and communications that each independent board member has with other board members and members of management.

Mr. Wilson served as Chairman of the Board from July 2016 to September 2017.  Mr. Serota is currently Chairman of the Board.

Our Board of Directors believes that its independence and oversight of management is maintained effectively through this flexible leadership structure, our Board of Directors’ composition and sound corporate governance policies and practices.

Director Independence

Our Board of Directors determines the independence of our directors by applying the independence principles and standards established by Nasdaq. These provide that a director is independent only if our Board of Directors affirmatively determines that the director has no direct or indirect material relationship with the company. They also identify various relationships that preclude a determination of director independence. Material relationships may include commercial, industrial, consulting, legal, accounting, charitable, family and other business, professional and personal relationships.

Applying these standards, our Board of Directors annually reviews the independence of our directors and director nominees. In its most recent review, our Board of Directors considered, among other things, the absence of any employment relationships between the company and its current directors and nominees (other than Richard S. Chernicoff and Peter A. Reed) and their immediate family members; the absence of any of the other specific relationships that would preclude a determination of independence under the Nasdaq independence rules; the absence of any affiliation of our directors and their immediate family members with our independent registered public accounting firm, compensation consultants, legal counsel, and investment bankers; the absence of any transactions with directors and members of their families that would require disclosure in this proxy statement under SEC rules regarding related person transactions.

Based upon this review, our Board of Directors has affirmatively determined that each of our non-employee directors is independent. The independent directors are:

▪ Hugh Steven Wilson	▪ Mark A. Snell
▪ Jeffrey S. Serota	▪ Matthew A. Drapkin
▪ James P. Parmelee

Director Share Ownership Guidelines

Our Board of Directors has not established director share ownership guidelines. We prohibit shorting our stock by our directors and executive officers.

Board and Committee Meetings; Executive Sessions; Annual Stockholders’ Meetings

At regularly scheduled board and committee meetings, directors review and discuss management reports regarding our performance, prospects and plans, as well as significant opportunities and immediate issues facing us. At least once a year, our Board of Directors also reviews management’s long-term strategic and financial plans.

The Chief Executive Officer proposes the agenda and schedule for each board meeting to the Chairman of the Board, who then reviews and modifies or approves it. Committee agendas and schedules are set by or in consultation with the committee chair and with the approval of the Chairman of the Board. Directors are encouraged to propose agenda items, and any director also may raise at any meeting subjects that are not on the agenda. Information and other materials important to understanding the business to be conducted at Board of Directors and its committee meetings, to the extent available, are distributed in writing to the directors in advance of the meeting. Additional information may be presented at the meeting. An executive session of independent members of the Board of Directors is held at each regular board meeting, and any director may call for an executive session at any Board of Directors’ meeting. The Chairman of the Board presides over executive sessions.

During the fiscal year ended June 30, 2017, our Board of Directors held eleven meetings and committees of our Board of Directors held ten meetings. Directors, on an aggregate basis, attended over ninety eight percent of the combined number of these meetings. Each director attended at least ninety eight percent of the combined number of meetings of our Board of Directors and each committee of which the director was a member.

We have not established a policy with respect to Board of Directors nominees attending our annual stockholders’ meetings.

Evaluation of Board and Director Performance

The Nominating and Corporate Governance Committee annually reviews and evaluates the performance of our Board of Directors. The committee assesses our Board of Directors’ contribution as a whole and identifies areas in which our Board of Directors or senior management believes a better contribution may be made. The purpose of the review is to increase the effectiveness of our Board of Directors, and the results are reviewed with our Board of Directors and its committees. The standing committees did not conduct separate committee level self-evaluations with respect to the fiscal year ended June 30, 2017.

Our Board of Directors annually reviews the individual performance and qualifications of each director who may wish to be considered for nomination to an additional term. The evaluations are reviewed by the Nominating and Corporate Governance Committee, which makes recommendations to our Board of Directors regarding nominees for election as directors.

Risk Oversight

Our Board of Directors is responsible for the general oversight of risks that affect us. Our Board of Directors receives regular reports on our operations from our Chief Executive Officer, as well as other members of management. Our Board of Directors reviews these reports and makes inquiries in their business judgment.

Our Board of Directors also fulfills its oversight role through the operations of its various committees, including our Audit Committee. Our Board of Directors receives periodic reports on each committee’s activities. Our Audit

Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC. Our Audit Committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

Succession Planning and Management Development

Our Compensation Committee oversees and regularly evaluates leadership succession planning practices and results. Our Compensation Committee reports annually to our Board of Directors on succession planning, including policies and principles for executive officer selection.

Review of Related Person Transactions

SEC rules require us to disclose certain transactions involving more than $120,000 in which we are a participant and any of our directors, nominees as directors or executive officers, or any member of their immediate families, has or will have a direct or indirect material interest. The charter of our Audit Committee requires the committee to review and approve or ratify any such “related person transaction” that is required to be disclosed. Except as disclosed in this proxy statement, there have been no transactions or proposed transactions requiring review during fiscal 2017 through the date of the mailing of this proxy statement.

Board Access to Senior Management, Independent Accountants and Counsel

Directors have complete access to our independent registered public accounting firm, senior management and other employees. They also have complete access to counsel, advisors and experts of their choice with respect to any issues relating to our Board of Directors’ discharge of its duties.

Retirement Policy

We have not established a board retirement policy.

Board Committees

The following chart sets forth our Board of Directors’ standing committees and membership on these committees as of June 30, 2017.

	Audit	Nominating & Corporate Governance	Compensation
Hugh Steven Wilson	✓	Chair	✓
Jeffrey S. Serota	✓	✓	Chair
Mark A. Snell	Chair	✓	✓

Audit Committee

Our Audit Committee reviews our internal accounting procedures and considers and reports to our Board of Directors with respect to other auditing and accounting matters, including the selection of our independent auditors, the scope of annual audits, fees to be paid to our independent auditors and the performance of our independent auditors. Our Audit Committee relies on the expertise and knowledge of management and the independent auditors in carrying out its oversight responsibilities. On a routine basis, our Audit Committee meets separately with our independent auditors and invites select employees who work under the Chief Financial Officer to participate in its meetings. Our Audit Committee charter requires that each of the members of our Audit Committee is (1) independent, as defined under SEC rules and Nasdaq listing standards, (2) financially literate (able to read and understand financial statements at the time of appointment), and that (3) at least one member of our Audit Committee has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities. The responsibilities and activities of our Audit Committee are described in greater detail in our Audit Committee Charter.

Our Board of Directors determined that each member of our Audit Committee met the independence and financial knowledge requirements under the Audit Committee Charter, the SEC rules, and the Nasdaq listing standards. Our Board of Directors also determined that Mr. Snell qualifies as an “audit committee financial expert” in accordance with SEC rules, based upon his experience and understanding with respect to accounting and auditing matters. Our Audit Committee held five meetings during the fiscal year ended June 30, 2017.

Compensation Committee

The Compensation Committee of our Board of Directors acts on behalf of our Board of Directors to review, adopt and oversee our compensation and employee benefit programs and practices, including, but not limited to:

▪

establishment of corporate goals and objectives relevant to the compensation of our named executive officers and our other executive officers and evaluation of performance in light of these stated objectives;

▪

evaluation of the performance of the named executive officers and determination and approval of, and, in the case of our Chief Executive Officer, recommendation to our Board of Directors for approval, the compensation and other terms of employment, including long-term incentive compensation, severance and change-in-control arrangements, of our named executive officers;

▪

appoints, retains, compensates, terminates and oversees the work of any independent experts, consultants and other advisers reviews and approves the fees and retention terms for such experts, consultants and other advisers and considers at least annually the independence of such consultants;

▪

review and administration of our general compensation plans and other employee benefit plans, including incentive-based compensation and equity compensation plans and other similar plans and programs; and

▪

review with management the Compensation Discussion and Analysis, including the determination of whether to recommend that it be included in the proxy statement. In fulfilling its responsibilities, our Compensation Committee is entitled to delegate to a subcommittee for any purpose it deems appropriate, including delegation to a subcommittee of our Board of Directors consisting of one or more members of our Board of Directors the authority to make awards to non-executive officers under the equity-based plans, in accordance with guidelines and policies set by our Compensation Committee. The responsibilities and activities of our Compensation Committee are described in greater detail under the heading “Compensation Discussion and Analysis”.

For executives other than our Chief Executive Officer, our Compensation Committee considers evaluations and recommendations submitted to our Compensation Committee by our Chief Executive Officer on which compensation determinations are then made. In the case of our Chief Executive Officer, the evaluation of his or her performance is conducted by our Compensation Committee, which determines whether, and if so in what manner, to recommend to the full Board of Directors any adjustments to his or her compensation as well as awards to be granted. Our Compensation Committee does not determine non-employee director compensation.

Our Board of Directors has determined that each of the members of our Compensation Committee is independent as defined by the Nasdaq rules. In addition, each member of our Compensation Committee is an “outside director” as defined in Section 162(m) of the Code and is a “non-employee” director as defined under Section 16 of the Exchange Act. The Compensation Committee met three times during the year ended June 30, 2017. Our Compensation Committee operates under a written charter adopted by our Board of Directors, a current copy of which is available in the corporate governance section of our website at www.greatelmcap.com.

The charter of our Compensation Committee provide that any independent compensation consultant engaged by our Compensation Committee works for our Compensation Committee, not our management, with respect to executive and director compensation matters.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is responsible for identifying, reviewing and evaluating individuals to serve as our directors, advising our Board of Directors with respect to its composition, procedures and committees, evaluating incumbent directors, and assessing the performance of management. Our Nominating and

Corporate Governance Committee also oversees the development of our corporate governance matters. The responsibilities and activities of our Nominating and Corporate Governance Committee are described in greater detail in the Nominating and Corporate Governance Committee Charter.

Our Nominating and Corporate Governance Committee is committed to a diversified board, seeking members from various professional backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional integrity. However, our Nominating and Corporate Governance Committee does not have a policy with respect to diversity considerations in the selection of director nominees. Our Nominating and Corporate Governance Committee evaluates nominees to our Board of Directors, which evaluation applies to both new director candidates as well as incumbent directors, in the context of the current composition of our Board of Directors, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers the criteria for director qualifications set by our Board of Directors, as well as diversity, age, skills, and such other factors as it deems appropriate to maintain a balance of knowledge, experience, effectiveness and capability. In the case of incumbent directors whose terms of office are set to expire, our Nominating and Corporate Governance Committee typically reviews such directors’ overall service during their term, including

▪	the number of meetings attended;
▪	the level of participation;
▪	the quality of performance; and
▪	any other relationships and transactions that might impair such directors’ independence.

In the case of new director candidates, our Nominating and Corporate Governance Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. Our Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. Our Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. Our Nominating and Corporate Governance Committee arranges for as many members of the Nominating and Corporate Governance Committee as it determines advisable to interview each potential candidate it is considering recommending to our Board of Directors. Our Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote.

Our Nominating and Corporate Governance Committee believes that a candidate for director should have certain minimum qualifications. Our Nominating and Corporate Governance Committee will generally consider such factors as:

▪	possessing relevant expertise upon which to be able to offer advice and guidance to management, including public company board experience and international business experience;
▪	the ability to read and understand basic financial statements;
▪	having sufficient time to devote to our affairs;
▪	a reputation for personal integrity and ethics;
▪	demonstrated excellence in his or her field;
▪	the ability to work effectively with the other members of our Board of Directors;
▪	having the ability to exercise sound business judgment; and
▪	the commitment to rigorously represent the long-term interests of the stockholders.

Notwithstanding the foregoing, our Nominating and Corporate Governance Committee reserves the right to modify these factors from time to time, taking into account the then current needs of our Board of Directors in an effort to maintain a balance of knowledge, experience and capability.

Our Nominating and Corporate Governance Committee considers and evaluates any candidate who is properly recommended by stockholders, identified by members of our Board of Directors or our executives, or, at the discretion of our Nominating and Corporate Governance Committee, an independent search firm.

Our Nominating and Corporate Governance Committee held two meetings during the fiscal year ended June 30, 2017.

Communications with the Board

Stockholders and other interested parties may contact any member (or all members) of our Board of Directors (including, without limitation, the non-management directors as a group), any committee of our Board of Directors or the Chair of any such committee by mail. All such correspondence may be sent addressed to our Board of Directors, any committee or any individual director, c/o Corporate Secretary, Great Elm Capital Group, Inc., 800 South Street, Suite 230, Waltham, MA 02453.

All stockholder communications will be opened and reviewed by the Corporate Secretary for the sole purpose of determining whether the contents represent a message to the directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to our Board of Directors or any group or committee of directors, the Corporate Secretary will make sufficient copies and send one copy to each director who is a member of the group or committee to which the envelope is addressed.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee during fiscal 2017,

▪	was an officer or employee of ours or any of our subsidiaries;
▪	was formerly an officer of the ours or any of our subsidiaries; or
▪	(except as described herein) had any relationship requiring disclosure by us under the SEC’s rules requiring disclosure of related party transactions in this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to us, we believe that during the year ended June 30, 2017 all of our directors, officers and applicable stockholders timely filed these reports, except Mr. Parmelee filed one report late which could not be filed until the SEC issued him filing codes and Messrs. Chernicoff, Reed and Wilson each filed one report late in connection with their backstop of our 2016 rights offering.

Certain Relationships and Related Transactions, and Director Independence

As of June 30, 2017, one of the MAST Funds beneficially owned an aggregate of 2,012,319 shares of our common stock, or approximately 8.7 percent of the then outstanding shares of our common stock.

On August 15, 2016, we agreed to purchase $7.9 million of principal amount of our senior secured notes from a MAST Fund at a discount to the redemption price then in effect.

On October 18, 2016, we retired all of our remaining senior secured notes for payment of approximately $31.7 million to MAST Funds.

On November 3, 2016, we acquired 80.1% of GECC GP Corp., the remaining 19.9% of GECC GP Corp. is owned by employees of GECM, MAST Capital and Mr. Steinberg.

On November 3, 2016, we entered into a cost sharing agreement with MAST Capital under which our Great Elm Capital Management, Inc. (GECM) subsidiary hired all of the employees of MAST and acquired all of the infrastructure that supported MAST’s business and MAST agreed to pay GECM for its pro rata share of GECM’s costs.

On November 3, 2016, GECC GP Corp. made a $10.8 million secured promissory note in favor of MAST.

On November 3, 2016, we issued to MAST Capital a warrant to purchase an aggregate of 54,733 shares of our common stock at a purchase price per share of $0.01.

On September 18, 2017, we entered into the Separation Agreement with MAST Capital, David Steinberg, Peter Reed, Adam Kleinman and others.

Our certificate of incorporation and indemnification agreements with our directors and executive officers obligate us to indemnify our directors and executive officers. We have also purchased director and officer indemnification insurance.

Other than as described above, no transaction requiring disclosure under applicable federal securities laws occurred during the year ended June 30, 2017 that was submitted to our Audit Committee for approval as a related party transaction.

Our Code of Conduct provides our written policies and procedures for the review of any activities by a director, executive officer or employee or members of their immediate families which create or appear to create an actual or potential conflict between the individual’s interests and our interests. Our Audit Committee is responsible for interpreting our Code of Conduct, reviewing reports of alleged breaches of such Code of Conduct and granting waivers of or approving amendments of such Code of Conduct. Our Audit Committee is responsible for reviewing past or proposed transactions between us and related persons.

Our Code of Conduct requires all of our employees, executives, directors, agents and representatives, including contractors and contingent workers, to avoid any activity or personal interest that creates or appears to create a conflict of interest with us, and requires all of our personnel to disclose any such activity or interest to management. Our employees and directors must disclose any relationship with outside firms where they have any influence on transactions involving purchases, contracts or leases with such firm. Employees are directed to report such potential or actual conflicts to their supervisors, the Chief Financial Officer or Chief Executive Officer, and management is directed to review and make a report to the Chief Financial Officer or Chief Executive Officer. Our Chief Financial Officer or Chief Executive Officer or his/her designee then reviews the situation, and if an actual conflict of interest exists, must disclose such facts and circumstances to our Audit Committee, which oversees treatment of such issues and reviews and resolves the individual matters presented.

Our directors and executive officers are required to obtain the prior written approval of our Audit Committee, or its designated member, following the full disclosure of all facts and circumstances before making any investment, accepting any position or benefits, or participating in any transaction or business arrangement that creates or appears to create a conflict of interest.

Annex A

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation Committee Report

The Compensation Committee of our Board of Directors has reviewed and discussed with our management the compensation discussion and analysis included in this proxy statement and, based upon that review and discussion, recommended to our Board of Directors that it be so included.

Jeffrey S. Serota, Chair
Mark A. Snell
Hugh Steven Wilson

Compensation Discussion and Analysis

During fiscal 2017, we made two major compensation decisions:

▪	Hiring Mr. Chernicoff as our chief executive officer on an interim basis; and
▪	Hiring GECM’s team, including Mr. Reed, from MAST

Our Interim CEO

In hiring Mr. Chernicoff, we recognized his role as Chairman of our Board of Directors before July 2016 in disposing of our money-losing patent business and in architecting, negotiating and establishing our investment management business.  We compensated Mr. Chernicoff with cash bonuses tied to closing of those transactions.

In advance of recurring cash flows, we desired to minimize Mr. Chernicoff’s cash compensation.  We asked Mr. Chernicoff to serve on an interim basis as our CEO.  We obtained Mr. Chernicoff’s concession to work for $300,000 base salary (equivalent to $145 per hour using a 2,080-hour-work year) so we supplemented his cash compensation with an award of 141,437 options to purchase shares of our common stock.  We did not grant Mr. Chernicoff any severance as we expect him to continue as a member of our Board of Directors following his interim service.

Our Chief Financial Officer

In connection with the disposition of the patent business, Mr. Wheat’s stock options, all of which were out-of-the-money, were fully vested and he received a severance award.  Mr. Wheat continued to provide services to us through 2017 at his existing annual cash compensation of $290,000.  We did not award Mr. Wheat any bonus in connection with his 2017 service.  Mr. Wheat retired from service with us upon filing of our 2017 annual report.

Our Investment Management Team

The compensation of our investment management team was part of the negotiation of the formation of our investment management business.  The formation transactions had a number of elements:

▪	Reimbursement by MAST Capital (then projected at approximately 78%) of the portion of the costs of the investment management platform allocable to MAST Capital’s business.
▪	Retaining the fixed compensation arrangements that MAST Capital had in place with the employees of our investment management business
▪	Creating an owners’ mindset by having our employees own 19.9% of the profit stream from managing GECC.

▪	Linking performance (revenue collected from GECC) to our stock price through performance shares.
▪

Linking performance (payments under GP Corp’s note to MAST Capital) through MAST Capital’s commitment to pay as bonuses to our team with respect to the interest and principal that MAST Capital received under the note.

Summary Compensation Table

Name	Fiscal Year	Salary	Stock Awards	Option Awards	Non-Equity Incentive Compensation ($)	All Other Compensation	Total
Peter A. Reed (1)	2017	793,333	872,646				1,665,979
	2016
Adam M. Kleinman (2)	2017	429,722	872,646				1,302,368
	2016
Richard S. Chernicoff (3)	2017	280,577	344,491	571,405	310,000	25,296	1,531,769
	2016
James D. Wheat (4)	2017	278,846			181,111		459,957
	2016	193,333		259,750	164,213		617,296
Boris Teksler (5)	2017
	2016	1,000,000				1,000,000	2,000,000
	2015	83,333		2,134,467			2,217,800
Noah D. Mesel (6)	2017
	2016	360,208		294,975	351,000	292,500	1,298,683
(1)	Mr. Reed became Chief Investment Officer of our GECM on November 3, 2016 and became our Chief Executive Officer on September 18, 2017.
(2)	Mr. Kleinman became Chief Operating Officer and General Counsel of GECM on November 3, 2016. $32,573 of Mr. Kleinman’s compensation was reimbursed by GECC.
(3)

Mr. Chernicoff served as our interim chief executive officer from July 16, 2016 to September 18, 2017.  $118,379 of Mr. Chernicoff’s compensation was reimbursed by GECC. We reimbursed Mr. Chernicoff’s out-of-pocket expenses incurred per our expense reimbursement policy associated with commuting that are reflected as other compensation.

(4)	Mr. Wheat served as our Chief Financial Officer from November 2, 2015 until the filing of our 2017 annual report.
(5)	Mr. Teksler served as our Chief Executive Officer from June 1, 2015 to July 5, 2016.
(6)	Mr. Mesel served as our Executive Vice President, General Counsel and Secretary from July 30, 2015 to July 5, 2016.

Fiscal 2017 Awards

Name	Grant Date	Date of Corporate Approval	All Other Stock Awards: Number of Shares or Stock or Units (#) (1)	All Other Option Awards: Number of of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Peter A. Reed	11-03-16	11-03-16	220,923			872,646
Adam M. Kleinman	11-03-16	11-03-16	220,923			872,646
Richard S. Chernicoff	01-12-17	01-12-17		141,437	3.29	344,491
	07-08-16	07-08-16	95,692			571,405
(1)

Vesting of the performance shares is conditioned on (a) service for the five years ending November 3, 2021 and (b) $40 million of fees being collected under the GECC investment management agreement.  We have assumed that the revenue milestone will be fully achieved.  To the extent that the service or revenue milestones are partially achieved, the applicable pro rata portion of the shares are subject to cancellation.

(2)	These options vest quarterly over the two years ending July 16, 2018.

Outstanding Equity Awards at June 30, 2017

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exerciseable	Number of Securities Underlying Unexercised Options (#) Unexerciseable	Option Exercise Price	Option Expiration Date	Number of Shares or Units or Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Peter A. Reed					220,923	751,138
Adam M. Kleinman					220,923	751,138
Richard S. Chernicoff	53,038	88,399	3.29	07/18/26	95,692	325,353
	2,000		26.04	03/31/24
James D. Wheat	41,667		10.56	11/02/25
Boris Teksler	420,800		8.16	06/01/25
Noah D. Mesel	62,500		7.92	11/30/25

Grants of Plan Based Awards

	Estimated Future Payouts under Non-Equity Incentive Plan Awards				All Other Option Awards
Name	Grant Date	Threshold	Target	Maximum	Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Options
Richard S. Chernicoff					2,000	26.04	23,695
					141,437	3.29	571,405
James D. Wheat					41,667	10.56	259,750

2017 Option Exercises and Share Vesting

	Options Exercised		Stock Vested
Name	Number	Value	Number	Value
Richard S. Chernicoff			500	1,650
			8,333	30,832
Peter A. Reed			8,333	30,832

Equity Compensation Plan Information

Plan Category (as of June 30, 2017)	Number of securities to issued upon exercise of oustanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	1,866,533	5.74	2,728,083
Equity compensation plans not approved by security holders	420,800	8.15

Employment Agreements with Our Named Executive Officers

Peter A. Reed

On November 3, 2016, Mr. Reed accepted GECM’s offer of employment as Chief Investment Officer of GECM.  Mr. Reed’s base salary was $1,200,000 per year.  Mr. Reed was granted 220,923 performance shares in connection with his employment.  Mr. Reed was not eligible for any bonuses.  Mr. Reed was entitled to one-year’s base salary as severance.

Mr. Reed owns 3,893 shares of GECC GP Corp. that are subject to repurchase at book value upon termination of his employment.

On September 18, 2017, we entered into a new employment agreement with Mr. Reed.  Beginning September 1, 2017, his base compensation was reduced to $250,000 per year.  Mr. Reed’s targeted bonus under the Great Elm Capital Management Performance Bonus plan is $193,667 for the twelve months ending September 30, 2018 and his maximum payout thereunder is capped at 150% of his target.  We awarded Mr. Reed options that vest over five years to purchase 213,000 shares of our common stock.  We also awarded Mr. Reed options that vest over one year to purchase 461,165 shares of our common stock.  In the new agreement, Mr. Reed’s severance was reduced to $1 million if he is terminated without cause or quits with good reason before September 18, 2018 and thereafter such amount is further reduced to $800,000, together, in each case, with certain acceleration of vesting of equity awards.

Adam M. Kleinman

On November 3, 2016, Mr. Kleinman accepted GECM’s offer of employment as Chief Operating Officer and General Counsel of GECM.  Mr. Kleinman’s base salary was $650,000 per year.  Mr. Kleinman was granted 220,923 performance shares in connection with his employment.  Mr. Kleinman was not eligible for any bonuses.  Mr. Klienman was entitled to one-year’s base salary as severance.

Mr. Kleinman owns 3,893 shares of GECC GP Corp. that are subject to repurchase at book value upon termination of his employment.

On September 18, 2017, we entered into a new employment agreement with Mr. Kleinman.  Beginning September 1, 2017, his base compensation was reduced to $250,000 per year.  Mr. Kleinman’s targeted bonus under the Great Elm Capital Management Performance Bonus plan is $193,667 for the twelve months ending September 30, 2018 and his maximum payout thereunder is capped at 150% of his target.  We awarded Mr. Kleinman options that vest over five years to purchase 213,000 shares of our common stock.  We also awarded Mr. Reed options that vest over one year to purchase 190,476 shares of our common stock.  In the new agreement, Mr. Reed’s severance was set at $650,000 if he is terminated without cause or quits with good reason before September 18, 2018 and thereafter such amount is reduced to $550,000, together, in each case, with certain acceleration of vesting of equity awards.

Richard S. Chernicoff

Mr. Chernicoff was appointed as our Chief Executive Officer on an interim basis because we and our business were transition. On July 18, 2016, Mr. Chernicoff accepted our offer of employment. Mr. Chernicoff was paid a base salary of $300,000.

We paid Mr. Chernicoff a $100,000 bonus related to his efforts in connection with the divestiture of our patent business. We paid Mr. Chernicoff a $150,000 bonus based upon the closing of the Full Circle merger. We paid Mr. Chernicoff a $60,000 bonus for the period from July 18, 2016 through December 31, 2016.

We granted Mr. Chernicoff options to purchase 141,437 shares of our common stock. Such options vest on a quarterly basis over the two-year period ending on July 18, 2018, may be exercised on an unvested basis and were subject to anti-dilution adjustment upon completion of our rights offering. Mr. Chernicoff is not entitled to any severance upon termination of his employment.

Mr. Chernicoff was granted 95,962 performance shares in January 2017.  An entity controlled by Mr. Chernicoff owns 1,721 shares of GECC GP Corp that are subject to repurchase at book value upon termination of his employment.

Boris Teksler

On April 2, 2015, Mr. Teksler accepted our offer of employment as our Chief Executive Officer and President. Mr. Teksler’s base salary was $1.0 million per year and he received a one-time signing bonus of $100,000 in connection with his hire.

On June 1, 2015, we granted Mr. Teksler options to purchase 420,800 shares of our common stock. Those options became vested upon the divestiture of our patent business on June 30, 2016. On June 15, 2016, our stockholders approved extending Mr. Teksler’s time to exercise his options from 90 days to one year after termination of his service to us.

On July 5, 2016, Mr. Teksler’s employment concluded. In July 2016, we paid Mr. Teksler $1.0 million of severance, and we and Mr. Teksler entered into a mutual release of known and unknown claims. We paid Mr. Teksler’s monthly COBRA premiums until he became eligible to receive health benefits through another employer.

On July 5, 2016, we and Mr. Teskler entered into a consulting agreement. Mr. Teksler agreed to provide up to 10 hours per month of services to us until July 5, 2018. We will pay Mr. Teksler $12,000 for such services and reimburse his out of pocket expenses in connection with his services to us.

James D. Wheat

On October 30, 2015, Mr. Wheat accepted our offer of employment as our Chief Financial Officer. Mr. Wheat’s annual base salary is $290,000.

Mr. Wheat’s annual bonus is targeted between 60% and 90% of his base salary and is to be based on milestones agreed between Mr. Wheat and our CEO. We agreed to pay Mr. Wheat a bonus of $66,923 upon timely filing of our 2016 annual report on Form 10-K.

We awarded Mr. Wheat options to purchase 41,667 shares of our common stock. These options became fully vested upon the Divestiture on June 30, 2016.

Mr. Wheat is not entitled to any severance in connection with termination of his employment.

Noah D. Mesel

On July 30, 2015, Mr. Mesel accepted our offer of employment as Executive Vice President, General Counsel and Corporate Secretary. Mr. Mesel’s annual base salary was $390,000.

Mr. Mesel’s annual bonus was targeted between 60% and 90% of his base salary and was based on milestones agreed between Mr. Mesel and our CEO. Initially, the bonus was determined by providing 30% of base salary for each first instance finding of infringement (i.e., a “win”); our divested subsidiaries won three patents during the 2016 fiscal year and Mr. Mesel received the maximum bonus of 90%, which totaled $351,000.

We awarded Mr. Mesel options to purchase 62,500 shares of our common stock. These options became fully vested upon the Divestiture on June 30, 2016 and expired without being exercised.

On July 5, 2016, Mr. Mesel’s employment concluded and in July 2016 we paid him $292,500 of severance, and we and Mr. Mesel entered into a mutual release of known and unknown claims. We paid Mr. Mesel’s monthly COBRA premiums until April 5, 2017.

Compensation of Our Board of Directors

We reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors. Employee directors are not compensated for board services in addition to their regular employee compensation. For the fiscal year ended June 30, 2017, our non-employees director compensation program for payment of a retainer and committee fees was as follows:

▪	$65,000 in cash as an annual retainer
▪	$20,000 in cash for service as Audit Committee chairperson
▪	$10,000 in cash for service as Compensation Committee chairperson
▪	$10,000 in cash for service as Nominating and Corporate Governance chairperson
▪	$10,000 in cash for each committee on which a director does not serve as chairperson
▪

$65,000 annual grant of restricted stock units having a value of $65,000 measured by a 30-day trailing average from the date of grant, subject to monthly vesting over one-year from the grant date, pro-rated for partial periods of service during the fiscal year.

Non-Employee Director Compensation – Fiscal 2017

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)
Richard S. Chernicoff	—	—
Matthew A. Drapkin	13,891	63,462
James P. Parmelee	3,384	61,656
Jess M. Ravich	16,250	—
Peter A. Reed	13,750	—
Jeffrey S. Serota	60,245	59,498
Mark A. Snell	52,500	59,498
Hugh Steven Wilson	105,000	59,498

(1)	Represents the market value on the date of the award.

In addition, on July 5, 2016, we entered into a consulting agreement with Philip A. Vachon, the former Chairman of our Board of Directors. Mr. Vachon agreed to provide consulting services to us through the time of resolution of any claims made by Pan Optis under the purchase agreement for the divestiture of our patent business, and we paid Mr. Vachon $500,000.

Annex B

AUDIT COMMITTEE REPORT

The Audit Committee of our Board of Directors was composed of the three directors named below, each of whom have been determined by our Board of Directors to be independent directors. Our Board of Directors also has determined that all members of the committee are financially literate and that Mr. Snell is an audit committee financial expert as defined by the rules of the Securities and Exchange Commission. The committee’s charter, adopted by our Board of Directors, is posted on our website at www.greatelmcap.com.

The Audit Committee’s responsibilities include appointing our independent registered public accounting firm, pre-approving both audit and non-audit services to be provided by the firm and assisting our Board of Directors in providing oversight of our financial reporting process. In fulfilling its oversight responsibilities, the committee meets with our independent registered public accounting firm and management to review accounting, auditing, internal controls and financial reporting matters.

It is not the Audit Committee’s responsibility to plan or conduct audits or to determine that our financial statements and disclosures are complete, accurate and in accordance with accounting principles generally accepted in the United States and applicable laws, rules and regulations. Management is responsible for our financial statements, including the estimates and judgments on which they are based, as well as our financial reporting processes, accounting policies, internal accounting controls, disclosure controls and procedures, and risk management. The company’s independent registered public accounting firm, Deloitte & Touche LLP, is responsible for performing an audit of our annual financial statements, expressing an opinion as to the conformity of the annual financial statements with accounting principles generally accepted in the United States, expressing an opinion as to the effectiveness of our internal control over financial reporting and reviewing our quarterly financial statements.

The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by the rules of the Public Company Accounting Oversight Board Auditing Standard No. 16, “Communications with Audit Committees,” which requires the independent registered public accounting firm to communicate information to the committee regarding the scope and results of its audit of our financial statements, including information with respect to the firm’s responsibilities under auditing standards generally accepted in the United States, significant accounting policies, management judgments and estimates, any significant unusual transactions or audit adjustments, any disagreements with management and any difficulties encountered in performing the audit and other such matters required to be discussed with the Audit Committee by those standards.

The committee also received from Deloitte & Touche LLP a report providing the disclosures required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. Deloitte & Touche LLP also has discussed its independence with the Audit Committee and confirmed in the report that, in its professional judgment, it is independent of us within the meaning of the federal securities laws.

The Audit Committee also has reviewed and discussed with our senior management the audited financial statements included in our Annual Report on Form 10-K for the year ended June 30, 2017 and management’s reports on the financial statements and internal controls. Management has confirmed to the Audit Committee that the financial statements have been prepared with integrity and objectivity and that except as noted below management has maintained an effective system of internal controls. Deloitte & Touche LLP has expressed its professional opinions that the financial statements conform with accounting principles generally accepted in the United States and that management has not maintained an effective system of internal controls. In addition, our Chief Executive Officer and Chief Financial Officer have reviewed with the committee the certifications that each filed with the Securities and Exchange Commission pursuant to the requirements of the Sarbanes-Oxley Act of 2002 and the policies and procedures management has adopted to support the certifications.

Our management identified material weaknesses in our internal control over financial reporting related to testing of internal controls and accounting staffing. Our management has begun hiring additional accounting personnel and third party accounting firm to periodically test the operation of our internal controls over financial. The Audit Committee evaluated the material weakness and management’s remediation plan.

Based on these considerations, the Audit Committee has recommended to our Board of Directors that our audited financial statements be included in the Annual Report on Form 10-K for the year ended June 30, 2017 for filing with the Securities and Exchange Commission.

Mark A. Snell, Chair
Jeffrey S. Serota
Hugh Steven

B-1

Annex C

STOCKHOLDERS’ RIGHTS AGREEMENT

Dated as of January 28, 2018

By and between

GREAT ELM CAPITAL GROUP, INC.

AND

COMPUTERSHARE TRUST COMPANY, N.A.

AS RIGHTS AGENT

STOCKHOLDERS’ RIGHTS AGREEMENT

STOCKHOLDERS’ RIGHTS AGREEMENT, dated as of January 28, 2018 (this “Agreement”), by and between Great Elm Capital Group, Inc., a Delaware corporation (the “Company”), and Computershare Trust Company, N.A., a federally chartered trust company (the “Rights Agent”).  Unless the context otherwise requires, capitalized terms used without definition have the respective meanings given to them in Section 1.

Recitals

The Company has generated net operating loss carryovers and tax credit carryovers for United States federal income tax purposes (“NOLs”), which provide valuable Tax Benefits (as such term is hereinafter defined) to the Company. The ability to use the NOLs may be impaired or destroyed by an “ownership change” within the meaning of Section 382 (as such term is hereinafter defined). The Company desires to avoid such an “ownership change” and thereby preserve the ability to use the NOLs without limitation.

The Board of Directors of the Company (the “Board”) authorized and declared a dividend distribution of one Right (as such term is hereinafter defined) for each outstanding share of Common Stock, par value $0.001 per share, of the Company, outstanding as of the Close of Business (as hereinafter defined) on January 29, 2018 (the “Record Date”), and authorized the issuance of one Right for each share of Common Stock (as hereinafter defined) of the Company issued (whether or not originally issued or sold from the Company’s treasury, except in the case of treasury shares having associated Rights) between the Record Date and the earlier of the Distribution Date or the Expiration Date (as such terms are hereinafter defined), each Right initially representing the right to purchase one ten-thousandth of a share of Series A Junior Participating Cumulative Preferred Stock of the Company having the rights, powers and preferences set forth on Exhibit A hereto, upon the terms and subject to the conditions hereinafter set forth (the “Rights”).

The Company desires to appoint the Rights Agent to act as rights agent hereunder, in accordance with the terms and conditions hereof.

Agreement

In consideration of the foregoing and the mutual agreements herein, the parties, intending to be legally bound, agree as follows:

1.	Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:
1.1

“Acquiring Person” means any Person who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall become (a) the Tax Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding or (b) the Beneficial Owner of 9.99% or more of the shares of Common Stock of the Company then outstanding, in each case, after the Measurement Time. Notwithstanding the foregoing, the term Acquiring Person shall not include (A) (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company or (iv) any Person holding shares of Common Stock of the Company organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement (the Persons described in clauses (i) through (iv) above are referred to herein as “Exempt Persons”); and (B) any Person who acquires Common Stock in an Exempt Transaction or any Grandfathered Person, unless such Grandfathered Person becomes the Tax Owner of a percentage of the shares of Common Stock of the Company then outstanding equal to or exceeding such Grandfathered Person’s Grandfathered Percentage.

Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition by the Company of Common Stock of the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares (x) Tax Owned by such Person to 4.99% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the shares of Common Stock of the Company then outstanding or (y) Beneficially Owned by such Person to 9.99% or more of the shares of Common Stock of the Company then outstanding; provided, however, that if a Person shall so become the Tax Owner of 4.99% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the shares of Common Stock of the Company then outstanding or Beneficial Owner of 9.99% or more of the shares of Common Stock of the

Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Tax Owner or Beneficial Owner, as the case may be, of any additional shares (other than pursuant to a stock split, stock dividend or similar transaction) of Common Stock of the Company and immediately thereafter be the Tax Owner of 4.99% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the shares of Common Stock of the Company then outstanding or Beneficial Owner of 9.99% or more of the shares of Common Stock of the Company then outstanding, then such Person shall be deemed to be an “Acquiring Person.”

In addition, notwithstanding the foregoing, and notwithstanding anything to the contrary provided in this Agreement including in Section 1.20, 3.1 or 23.5, a Person shall not be an “Acquiring Person” if the Independent Directors determines at any time that a Person who would otherwise be an “Acquiring Person,” has become such without intending to become an “Acquiring Person,” and such Person divests as promptly as practicable (or within such period of time as the Independent Directors determine is reasonable) a sufficient number of shares of Common Stock of the Company so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1.

1.2

A Person shall be deemed to be “Acting in Concert” with another Person if such Person knowingly acts (whether or not pursuant to an express agreement, arrangement or understanding) in concert or in parallel with such other Person, or towards a common goal with such other Person, relating to (a) acquiring, holding, voting or disposing of voting securities of the Company or (b) changing or influencing the control of the Company or in connection with or as a participant in any transaction having that purpose or effect, where (i) each Person is conscious of the other Person’s conduct or intent and this awareness is an element in their decision-making processes and (ii) at least one additional factor supports a determination by the Board that such Persons intended to act in concert or in parallel, which such additional factors may include, without limitation, exchanging information, attending meetings, conducting discussions, or making or soliciting invitations to act in concert or in parallel. A Person who is Acting in Concert with another Person shall also be deemed to be Acting in Concert with any third Person who is also Acting in Concert with such other Person.

1.3

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations (the “Rules”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Agreement and, to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose shares of Common Stock would be deemed constructively owned or owned by attribution by such first Person pursuant to the provisions of Section 382; provided, however, that no Person who is a director or officer of the Company shall be deemed an Affiliate or an Associate of any other director or officer of the Company solely as a result of his or her position as director or officer of the Company.

1.4	A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” any securities:
(a)

which such Person or any of such Person’s Affiliates or Associates beneficially owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 under the Exchange Act, as in effect on the date of this Agreement;

(b)

which such Person or any of such Person’s Affiliates or Associates has (i) the right or ability to vote, cause to be voted or control or direct the voting of pursuant to any agreement, arrangement or understanding, whether or not in writing; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable Rules and (B) is not also then reportable on a statement on Schedule 13D under the Exchange Act (or any comparable or successor report) or (ii) the right or the obligation to become the Beneficial Owner (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, the occurrence of conditions or the satisfaction of regulatory requirements) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock-borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or an exchange offer made pursuant to, and in accordance with, the applicable Rules until such tendered securities are accepted for purchase or exchange;

(c)

which are beneficially owned (within the meaning of the preceding subsections of this Section 1.4), directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates (i) has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting or disposing of any securities of the Company or cooperating in obtaining, changing or influencing the control of the Company or (ii) is Acting in Concert; or

(d)

which are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates or any other Person with whom such Person is Acting in Concert, with the number of Common Stock deemed beneficially owned in respect of a Derivative Position being the notional or other number of Common Stock in respect of such Derivative Position (without regard to any short or similar position) that is specified in (i) one or more filings with the Securities and Exchange Commission by such Person or any of such Person’s Affiliates or Associates or any other Person with whom such Person is Acting in Concert or (ii) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (i) or (ii) is greater), or if no such number of Common Stock is specified in such filings or documentation (or such documentation is not available to the Board), as determined by the Board in its reasonable discretion.

Notwithstanding anything in this definition of Beneficial Owner to the contrary, the phrase “then outstanding,” when used with reference to a Person’s beneficial ownership of securities of the Company, means the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to beneficially own hereunder.

1.5	“Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.
1.6	“Certificate of Incorporation” when used in reference to the Company shall mean the Amended and Restated Certificate of Incorporation, as may be amended from time to time, of the Company.
1.7

“Close of Business” on any given date shall mean 5:00 p.m., New York, New York time, on such date, but if such date is not a Business Day it shall mean 5:00 p.m., New York, New York time, on the next succeeding Business Day.

1.8

“Common Stock” when used in reference to the Company shall mean the common stock, par value $0.001 per share, of the Company, or any other shares of capital stock of the Company into which such stock shall be reclassified or changed. “Common Stock” when used with reference to any Person other than the Company organized in corporate form shall mean (a) the capital stock or other equity interest of such Person with the greatest voting power, (b) the equity securities or other equity interest having power to control or direct the management of such Person or (c) if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person and which have issued any such outstanding capital stock, equity securities or equity interest. “Common Stock” when used with reference to any Person not organized in corporate form shall mean units of beneficial interest which (x) shall represent the right to participate generally in the profits and losses of such Person (including any flow-through tax benefits resulting from an ownership interest in such Person) and (y) shall be entitled to exercise the greatest voting power of such Person or, in the case of a limited partnership, shall have the power to remove or otherwise replace the general partner or partners.

1.9

“Derivative Position” shall mean any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad based market basket or index), whether or not presently exercisable, that has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of the Common Stock or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of the Common Stock and that increases in value as the market price or value of the Common

Stock increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of the Common Stock, in each case regardless of whether (a) it conveys any voting rights in such Common Stock to any Person, (b) it is required to be, or capable of being, settled through delivery of Common Stock or (c) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect.

1.10

“Exempt Transaction” shall mean any transaction that the Independent Directors, in their sole discretion, have declared exempt pursuant to Section 23.4, which determination shall be irrevocable with respect to such transaction.

1.11	“Fair Market Value” of any securities or other property shall be as determined in accordance with Section 11.4.
1.12

“Grandfathered Percentage” shall mean, with respect to any Grandfathered Person, (a) the percentage of outstanding shares of Common Stock set forth for such Grandfathered Person on Schedule A hereto and (b) for any Grandfathered Person whose name is not set forth on Schedule A hereto, the percentage of the outstanding shares of Common Stock of the Company that such Grandfathered Person, together with all Affiliates and Associates of such Grandfathered Person, Tax Owns as of the Measurement Time, plus an additional 0.5%; provided, however, that, if any Grandfathered Person shall sell, transfer, or otherwise dispose of any outstanding shares of Common Stock of the Company after the Measurement Time, or if the percentage of outstanding shares of Common Stock of the Company that such Grandfathered Person Tax Owns is reduced as a result of the issuance of additional securities of the Company after the Measurement Time, the Grandfathered Percentage shall, subsequent to such sale, transfer, disposition or dilutive event, mean, with respect to such Grandfathered Person, the lesser of (i) the Grandfathered Percentage as in effect immediately prior to such sale, transfer, disposition, or dilutive event or (ii) the percentage of outstanding shares of Common Stock of the Company that such Grandfathered Person Tax Owns immediately following such sale, transfer, disposition or dilutive event, plus an additional 0.5%.

1.13

“Grandfathered Person” shall mean (a) the Persons whose names are set forth on Schedule A hereto and (b) any other Person who or which, together with all Affiliates and Associates of such Person, is, as of the Measurement Time, the Tax Owner of 4.99% or more of the shares of Common Stock of the Company then outstanding. Notwithstanding anything to the contrary provided in this Agreement, any Grandfathered Person who after the Measurement Time becomes the Tax Owner of less than 4.99% of the shares of Common Stock of the Company then outstanding (whether as a result of a sale, transfer or disposition of shares by such Grandfathered Person, the issuance of additional shares of the Company after the Measurement Time, or otherwise) shall cease to be a Grandfathered Person and shall be subject to all of the provisions of this Agreement in the same manner as any Person who is not and was not a Grandfathered Person.

1.14

“Independent Director” shall mean any director of the Company who is an “independent director” under the rules of the Nasdaq Stock Exchange and also is not (a) a director, an officer or an employee of a Grandfathered Person, (b) a director, an officer or an employee of an Affiliate or Associate of a Grandfathered Person or (iii) a Grandfathered Person or an Affiliate or an Associate of a Grandfathered Person.

1.15	“Measurement Time” shall mean the Close of Business on January 29, 2018.
1.16

“Person” shall mean (a) an individual, a corporation, a partnership, a limited liability company, an association, a joint stock company, a trust, a business trust, a government or political subdivision, any unincorporated organization, or any other association or entity including any successor (by merger or otherwise) thereof or thereto, and (b) a “group” as that term is used for purposes of Section 13(d)(3) of the Exchange Act.

1.17

“Preferred Stock” shall mean shares of Series A Junior Participating Cumulative Preferred Stock, par value $0.001 per share, of the Company, having the rights and preferences set forth in the form of Exhibit A.

1.18	“Section 13 Event” shall mean any event described in clauses (a), (b) or (c) of Section 13.1.
1.19	“Section 382” shall mean Section 382 of the Internal Revenue Code of 1986 (the “Code”).
1.20

“Stock Acquisition Date” shall mean the date of the first public announcement (which for purposes of this definition shall include the issuance of a press release or the filing of a publicly-available report or other document with the Securities and Exchange Commission or any other governmental agency) by the Company, acting pursuant to a resolution adopted by the Board, or by an Acquiring Person, subject in each case to the last paragraph of Section 1.1, that an Acquiring Person has become such.

1.21

“Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect a majority of the board of directors or other persons performing similar functions of such corporation or other entity are at the time directly or indirectly Beneficially Owned or otherwise controlled by such Person either alone or together with one or more Affiliates of such Person.

1.22

“Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business carryovers, alternative minimum tax credit carryovers and foreign tax credit carryovers, as well as any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company and its Subsidiaries.

1.23	A Person shall be deemed the “Tax Owner” of, and shall be deemed to “Tax Own” and have “Tax Ownership” of, any securities:
(a)

which such Person beneficially owns (as determined pursuant to Rule 13d-3 of the Rules, as in effect on the date of this Agreement); provided, however, that a Person shall not be deemed the “Tax Owner” of, or to “Tax Own” securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock except to the extent that the acquisition or transfer of such rights, options or warrants would reasonably be expected to be treated as exercised on the date of its acquisition or transfer under Section 1.382.4(d) or other applicable sections of the Treasury Regulations;

(b)	which such Person, has:
(i)

the right to acquire (whether or not such right is exercisable immediately or only after the passage of time or upon the satisfaction of any conditions or both) pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), including, for the avoidance of doubt, through agreements to enter into agreements that permit a Person to purchase such securities, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Tax Owner” of, or to “Tax Own” securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock except to the extent that the acquisition or transfer of such rights, options or warrants would reasonably be expected to be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) or other applicable sections of the Treasury Regulations; provided, further, that a Person shall not be deemed the “Tax Owner” of, or to “Tax Own” or have “Tax Ownership” of, (1) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; (2) securities issuable upon the exercise of the Rights at any time prior to the occurrence of a Triggering Event; or (3) securities issuable upon the exercise of the Rights from and after the occurrence of a Triggering Event, which Rights were acquired by such Person or any of such Person’s Affiliates or Associates prior to the Distribution Date or pursuant to Sections 3.1, 11.7or 19; or

(ii)

the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing), but only if the effect of such agreement, arrangement or understanding is to treat such Person as an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations; provided, however, that a Person shall not be deemed the “Tax Owner” of, or to “Tax Own” or have “Tax Ownership” of, any security under this Section 1.23(b)(ii) if the (1) agreement, arrangement or understanding to vote such security (i) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable Rules and (ii) is not also then reportable by such person on Schedule 13D under the Exchange Act (or any comparable or successor report) or (2) such “Tax Ownership” arises solely as a result of such Person’s status as a “clearing agency” as defined in the Exchange Act; or

(iii)

the right to dispose of pursuant to any agreement, arrangement or understanding (whether or not in writing) (other than customary arrangements with and between underwriters and selling group members with respect to a bona fide public offering of securities), but only if the effect of such agreement, arrangement or understanding would reasonably be expected to treat such Person as an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations; or

(c)

which are Tax Owned, directly or indirectly, by any other Person with which such Person has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in Section 1.23(b)(ii)) or disposing of any securities of the Company but only if the effect of such agreement, arrangement or understanding would reasonably be expected to treat such Person as an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations;

(d)	which such Person would be deemed to constructively own or own through attribution or which otherwise would be aggregated with the shares owned by such Person pursuant to Section 382;

provided, however, that (1) no Person engaged in business as an underwriter of securities shall be deemed the Beneficial Owner of any securities acquired through such Person’s participation as an underwriter in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition, and (2) no Person who is a director or an officer of the Company shall be deemed, as a result of his or her position as director or officer of the Company, the Tax Owner of any securities of the Company that are Tax Owned by any other director or officer of the Company.

Notwithstanding anything in this definition of Tax Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Tax Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding that such Person would be deemed to Tax Own hereunder.

1.24	“Treasury Regulations” shall mean U.S. Treasury regulations promulgated from time to time under the Code.
1.25	“Triggering Event” shall mean any Section 11.1(a) Event or any Section 13 Event.
2.

Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof (and no implied terms and conditions), and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. If the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine. The Company shall give ten-days’ prior written notice to the Rights Agent of the appointment of one or more Co-Rights Agents and the respective duties of the Rights Agent and any such Co-Rights Agents. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such Co-Rights Agent.

3.	Issue of Right Certificates.
3.1

From the date hereof until the earlier of (a) the Close of Business on the tenth Business Day after the Stock Acquisition Date or (b) the Close of Business on the tenth Business Day (or such later day, if any, as the Independent Directors may determine in their sole discretion) after the date a tender or exchange offer by any Person, other than an Exempt Person, is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act, or any successor rule, if, upon consummation thereof, such Person could become (i) the Tax Owner of 4.99% (or in the case of a Grandfathered Person, the Grandfathered Percentage applicable to such Grandfathered Person) or more of the shares of Common Stock of the Company then outstanding or (ii) the Beneficial Owner of 9.99% or more of the shares of Common Stock of the Company then outstanding (including any such date which is after the date of this Agreement and prior to the issuance of the Rights) (the earliest of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to Section 3.2) by the certificates for the shares of Common Stock of the Company registered in the names of the holders of the Common Stock of the Company or, in the case of uncertificated shares of Common Stock of the Company registered in book entry form (“Book Entry Shares”), by notation in accounts reflecting the ownership of such shares of Common Stock of the Company (which certificates for Common Stock and Book Entry Shares, as applicable, of the Company shall also be deemed also to be Rights Certificates

(as defined below)) and not by separate certificates, and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock of the Company. As soon as practicable after the Distribution Date, the Rights Agent will, if requested to do so by the Company (and if provided with all necessary information and documentation, in form and substance reasonably satisfactory to the Rights Agent), at the Company’s expense send, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock of the Company as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for the shares of Common Stock, one or more certificates, in substantially the form of Exhibit B hereto (the “Right Certificates”), evidencing one Right for each share of Common Stock of the Company so held, subject to adjustment as provided herein. If an adjustment in the number of Rights per share of Common Stock of the Company has been made pursuant to Section 11.14, the Company may make the necessary and appropriate rounding adjustments (in accordance with Section 14.1) at the time of distribution of the Right Certificates, so that Right Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights. As of and after the Close of Business on the Distribution Date, the Rights will be evidenced solely by such Right Certificates. The Company shall promptly notify the Rights Agent in writing upon the occurrence of the Distribution Date and, if such notification is given orally, the Company shall confirm the same in writing within two Business Days. Until such written notice is received by the Rights Agent, the Rights Agent may presume conclusively for all purposes that the Distribution Date has not occurred.

3.2

With respect to certificates or Book Entry Shares for shares of Common Stock of the Company issued prior to the Close of Business on the Record Date, the Rights will be evidenced by such certificates for shares of Common Stock or by notation in accounts reflecting the ownership of such shares of Common Stock, as applicable, of the Company on or until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), and the registered holders of shares of Common Stock of the Company shall also be the registered holders of the associated Rights. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the transfer of any of the certificates for shares of Common Stock or Book Entry Shares of the Company outstanding prior to the date of this Agreement shall also constitute the transfer of the Rights associated with shares of Common Stock of the Company represented by such certificate or Book Entry Shares.

3.3

Certificates for shares of Common Stock of the Company issued after the Record Date, but prior to the earlier of the Distribution Date or the Expiration Date, shall also be deemed to be certificates for the Rights, and shall bear a legend, substantially in the form set forth below:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Stockholders’ Rights Agreement between Great Elm Capital Group, Inc. and Computershare Trust Company, N.A. (or any successor thereto), as Rights Agent, dated as of January 28, 2018 as amended, restated, renewed, supplemented or extended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of Great Elm Capital Group, Inc. and the office or offices of the Rights Agent designated for such purpose. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Great Elm Capital Group, Inc. may redeem the Rights at a redemption price of $0.001 per Right, subject to adjustment, under the terms of the Rights Agreement. Great Elm Capital Group, Inc. will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to or held by Acquiring Persons or any Affiliates or Associates thereof (as defined in the Rights Agreement), and any subsequent holder of such Rights, may become null and void. The Rights shall not be exercisable, and shall be void so long as held, by a holder in any jurisdiction where the requisite qualification, if any, to the issuance to such holder, or the exercise by such holder, of the Rights in such jurisdiction shall not have been obtained or be obtainable.

With respect to any Book Entry Shares, a legend in substantially similar form will be included in a notice to the record holder of such shares in accordance with applicable law. With respect to such certificates or Book Entry Shares containing the foregoing legend, the Rights associated with shares of Common Stock of the Company represented by such certificates or Book Entry Shares shall be evidenced by such certificates or Book Entry Shares alone until the earlier of the Distribution Date or the Expiration Date, and the transfer of any of such certificates or Book Entry Shares shall also constitute the transfer of the Rights associated with the Common Stock of the Company represented by such certificates or Book Entry Shares, as applicable. If the Company purchases or acquires any shares of Common Stock of the Company after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock of the Company shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the shares of Common Stock of the Company which are no longer outstanding. The omission of the legend required hereby, the failure to provide the notice thereof required hereby, or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7.5, the enforceability of any part of this Agreement or the rights of any holder of the Rights.

4.	Form of Right Certificates.
4.1

The Right Certificates (and the forms of election to purchase shares and of assignment and certificate to be printed on the reverse thereof) shall each be substantially in the form of Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate (which shall not affect the rights, duties, liabilities, protections or responsibilities of the Rights Agent hereunder) and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. The Right Certificates shall be in a machine printable format and in a form reasonably satisfactory to the Rights Agent. Subject to the provisions of Section 11 and Section 19, the Right Certificates, whenever distributed, shall be dated as of the Record Date, shall show the date of countersignature, and on their face shall entitle the holders thereof to purchase such number of one ten-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (the “Exercise Price”), but the number of such shares and the Exercise Price shall be subject to adjustment as provided herein.

4.2

Any Right Certificate issued pursuant to Section 3.1 or Section 19 that represents Rights Tax Owned or Beneficially Owned by (a) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (b) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (c) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (i) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding (whether or not in writing) regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company or (ii) a transfer which the Independent Directors have determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of Section 7.5, and any Right Certificate issued pursuant to Section 6, Section 11 or Section 21 upon the transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall have deleted therefrom the second sentence of the existing legend on such Right Certificate and in substitution therefor shall contain the following legend:

The Rights represented by this Right Certificate are or were Tax Owned or Beneficially Owned by a Person who was or became an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as such terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may become null and void under certain circumstances as specified in Section 7.5.

The Company shall give notice to the Rights Agent promptly after it becomes aware of the existence and identity of any Acquiring Person or any Associate or Affiliate thereof. The Company shall instruct the Rights Agent in writing of the Rights which should be so legended. The failure to print the foregoing legend on any such Right Certificate or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7.5.

5.	Countersignature and Registration.
5.1

The Right Certificates shall be executed on behalf of the Company by its Chairman or Vice Chairman of the Board, its President or any Vice President and by its Treasurer, any Assistant Treasurer, Secretary or any Assistant Secretary, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested to by the Secretary or any Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless so countersigned, and such countersignature upon any Right Certificate shall be conclusive evidence, and the only evidence, that such Right Certificate has been duly countersigned as required hereunder. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by an authorized signatory of the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Agreement any such person was not such an officer. In case any authorized signatory of the Rights Agent who has countersigned any Right Certificate ceases to be an authorized signatory of the Rights Agent before issuance and delivery by the Company, such Right Certificate, nevertheless, may be issued and delivered by the Company with the same force and effect as though the person who countersigned such Right Certificate had not ceased to be an authorized signatory of the Rights Agent; and any Right Certificate may be countersigned on behalf of the Rights Agent by any person who, at the actual date of the countersignature of such Right Certificate, is properly authorized to countersign such Right Certificate, although at the date of the execution of this Agreement any such person was not so authorized.

5.2

Following the Distribution Date, upon receipt by the Rights Agent of notice to that effect and all other relevant information and documentation referred to in Section 3.1, the Rights Agent will keep or cause to be kept, at its office or offices designated as the appropriate place for surrender of Right Certificates upon exercise or transfer, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

6.	Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.
6.1

Subject to Section 4.2, Section 7.5 and Section 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Certificates, entitling the registered holder to purchase a like number of one ten-thousandths of a share of Preferred Stock (or following a Triggering Event, Common Stock of the Company, cash, property, debt securities, Preferred Stock or any combination thereof, including any such securities, cash or property following a Section 13 Event) as the Right Certificate or Certificates surrendered then entitled such holder to purchase and at the same Exercise Price. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Certificates to be transferred, split up, combined or exchanged, with the form of assignment and certificate duly executed, at the office or offices of the Rights Agent designated for such purpose, along with a signature guarantee and such other and further documentation as the Company or the Rights Agent may reasonably request. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate until the registered holder shall have properly completed and signed the certificate contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner), any Affiliates or Associates thereof, or of any other Person with which such Beneficial Owner or any of such Beneficial Owner’s Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing or legally enforceable) for the purpose of acquiring, holding, voting or disposing of securities of the Company, as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Section 4.2, Section 7.5 and Section 14, countersign and deliver to the Person entitled thereto a Right Certificate or Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates. The Rights Agent shall not have any duty or obligation to take any action under any section of this Agreement that requires the payment of taxes and/or charges unless and until it is satisfied that all such payments have been made, and the Rights Agent shall promptly forward any such sum collected by it to the Company or to such Persons as the Company may specify by written notice.

6.2

Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, along with such other and further documentation as the Company or the Rights Agent may reasonably request, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate, if mutilated, the Company will execute and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

7.	Exercise of Rights; Exercise Price; Expiration Date of Rights.
7.1

Subject to Section 7.5, the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed (with such signature duly guaranteed), to the Rights Agent at the office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Exercise Price for the total number of one ten-thousandths of a share of Preferred Stock (or other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercised and an amount equal to any tax or charge required to be paid hereunder, at or prior to the earlier of (a) the Close of Business on January 29, 2028 (the “Final Expiration Date”), (b) the time at which the Rights are redeemed as provided in Section 20 (the “Redemption Date”), (c) the time at which such Rights are exchanged as provided in Section 21 (the “Exchange Date”), (d) the repeal of Section 382 or any successor statute if the Independent Directors determine that this Agreement is no longer necessary for the preservation of Tax Benefits, (e) the beginning of the taxable year of the Company to which the Board determines that no Tax Benefits may be carried forward (the earliest of (a), (b), (c), (d) or (e) being herein referred to as the “Expiration Date”). Except as set forth in Section 7.5 and notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes a record holder of shares of Common Stock of the Company may exercise all of the rights of a registered holder of a Right Certificate with respect to the Rights associated with such shares of Common Stock of the Company in accordance with the provisions of this Agreement, as of the date such Person becomes a record holder of shares of Common Stock of the Company. Except for the provisions hereof that expressly survive the termination of this Agreement, this Agreement shall terminate at such time as all of the Rights are no longer exchangeable hereunder.

7.2

The Exercise Price for each one ten-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be fifteen United States Dollars (U.S. $15.00), shall be subject to adjustment from time to time as provided in Section 11 and Section 13 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

7.3

As promptly as practicable following the Distribution Date, the Company shall deposit with a corporation, trust, bank or similar institution in good standing organized under the laws of the United States or any State of the United States, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by a federal or state authority (such institution is hereinafter referred to as the “Depositary Agent”), certificates representing the shares of Preferred Stock that may be acquired upon the exercise of the Rights and the Company shall cause such Depositary Agent to enter into an agreement pursuant to which the Depositary Agent shall issue receipts representing interests in the shares of Preferred Stock so deposited. Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and the certificate on the reverse side thereof properly completed and duly executed, accompanied by payment of the Exercise Price for the shares to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) by certified check or bank draft payable to the order of the Company or by money order, the Rights Agent shall, subject to Section 18.5(k) and Section 14.1, thereupon promptly (a) requisition from the Depositary Agent (or make available, if the Rights Agent is the Depositary Agent) depositary receipts or certificates for the number of one ten-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes the Depositary Agent to comply with all such requests, (b) when necessary to comply with this Agreement, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 14, (c) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (d) when necessary to comply with this Agreement, after receipt of each certificate or depositary receipts promptly deliver such cash to or upon the order of the registered holder of such Right Certificate. If the Company is obligated to issue other securities (including Common Stock of the Company) of the Company, pay cash or distribute other property pursuant to Section 11.1, the Company will make all arrangements necessary so that such other securities, cash or other property are available for distribution by the Rights Agent, if and when appropriate. The payment of the Exercise Price may be made by certified or bank check payable to the order of the Company, or by money order or wire transfer of immediately available funds to the account of the Company (provided that notice of such wire transfer shall be given by the holder of the related Right to the Rights Agent).

7.4

In case the registered holder of any Right Certificate shall properly exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to her duly authorized assigns, subject to the provisions of Section 14.

7.5

Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11.1(b) Event or Section 13 Event, any Rights Beneficially Owned by (a) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (b) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such or (c) a transferee of an Acquiring Person (or of any Associate or Affiliate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (i) a transfer (whether or not for consideration) from the Acquiring Person to the holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights, the shares of Common Stock of the Company associated with such Rights or the Company, or (ii) a transfer which the Independent Directors have determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7.5, shall be null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7.5 and Section 4.2 are complied with, but shall have no liability to any holder of Right Certificates or other Person as a result of its failure to make any determinations with respect to an Acquiring Person or any Affiliates or Associates of an Acquiring Person or any transferee of any of them hereunder.

7.6

Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (a) properly completed and duly executed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise, and (b) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

8.

Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all canceled Right Certificates to the Company.

9.	Reservation and Availability of Preferred Stock.
9.1

The Company will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or any authorized and issued shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding and exercisable Rights. Upon the occurrence of any events resulting in an increase in the aggregate number of shares of Preferred Stock issuable upon the exercise of all outstanding Rights in excess of the number then reserved, the Company shall make appropriate increases in the number of shares so reserved.

9.2

The Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares of Preferred Stock issued or reserved for issuance to be listed, upon official notice of issuance, upon the principal national securities exchange, if any, upon which the Common Stock of the Company is listed or, if the principal market for the Common Stock of the Company is not on any national securities exchange, to be eligible for quotation on such system as the Common Stock is then quoted.

9.3

The Company shall use its best efforts to (a) file, as soon as practicable following the earliest date after the occurrence of a Section 11.1(b) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11.1(c), or as soon as required by law following the Distribution Date, as the case may be, a registration statement under the Securities Act of 1933 (the “Securities Act”), with respect to the securities purchasable upon the exercise of the Rights on an appropriate form, (b) cause such registration statement to become effective as soon as practicable after such filing and (c) cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the earlier of (i) the date as of which the Rights are no longer exercisable for such securities or (ii) the Expiration Date. The Company will also take such action as may be appropriate under, and which will ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend, for a period of time not to exceed ninety days after the date determined in accordance with the provisions of the first sentence of this Section 9.3, the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. Notwithstanding any such provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification in such jurisdiction shall have been obtained.

9.4

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock delivered upon the exercise of the Rights shall, at the time of delivery of the certificates or depositary receipts for such shares (subject to the payment of the Exercise Price), be duly and validly authorized and issued and fully paid and nonassessable.

9.5

The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any certificates for shares of Preferred Stock and/or other property upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates or the issuance or delivery of other securities or property to a person other than, or in respect of the issuance or delivery of securities or other property in a name other than that of, the registered holder of the Right Certificates evidencing the Rights surrendered for exercise or to issue or deliver any certificates for securities or other property in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

10.

Preferred Stock Record Date. Each Person in whose name any certificate for Preferred Stock or other securities (including any fraction of a share of Preferred Stock or such other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Preferred Stock or such other securities represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Exercise Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Stock or such other securities, as applicable, are closed, such person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open; and further provided, however, that if the delivery of shares of Preferred Stock or such other securities is delayed pursuant to Section 9.3, such Person shall be deemed to have become the record holder of such shares of Preferred Stock or such other securities only when such shares or such other securities first become deliverable. Prior to the exercise of the Right evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.
11.

Adjustment of Exercise Price, Number and Kind of Shares or Number of Rights. The Exercise Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1	Adjustment Events
(a)

If the Company shall at any time after the date of this Agreement (i) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (ii) subdivide the outstanding Preferred Stock, (iii) combine the outstanding Preferred Stock into a smaller number of shares or (iv) issue, change or alter any shares of its capital stock in a reclassification or recapitalization of the Preferred Stock (including any such reclassification or recapitalization in connection with a consolidation or merger in which the Company is the continuing or surviving Person), except as otherwise provided in this Section 11.1 and Section 7.5, the Exercise Price in effect at the time of the record date for such dividend or the effective time of such subdivision, combination, reclassification or recapitalization, and the number and kind of shares of capital stock issuable on such date or at such time, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination, reclassification or recapitalization; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon the exercise of a Right. If an event occurs which would require an adjustment under both Section 11.1(a) and Section 11.1(b), the adjustment provided for in this Section 11.1(a) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11.1(b).

(b)

Subject to the provisions of Section 21, if any Person, alone or together with its Affiliates and Associates, shall become an Acquiring Person, then, promptly following any such occurrence (a “Section 11.1(b) Event”), proper provision shall be made so that each holder of a Right, except as provided in Section 7.5, shall thereafter have a right to receive, upon the exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, in lieu of a number of one ten-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (i) multiplying the then current Exercise Price by the then number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11.1(b) Event, whether or not such Right was then exercisable, and dividing that product by (ii) 50% of the Fair Market Value per share of Common Stock of the Company (determined pursuant to Section 11.4) on the date of the occurrence of a Section 11.1(b) Event (such number of shares being referred to as the “Adjustment Shares”).

(c)

In lieu of issuing any shares of Common Stock of the Company in accordance with Section 11.1(b), the Company, acting by or pursuant to a resolution of the Board, may, and if the number of shares of Common Stock of the Company which are authorized by the Company’s Certificate of Incorporation but not outstanding or reserved for issuance for purposes other than upon the exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the 11.1(b)), the Company, acting by or pursuant to a resolution of the Board, shall: (i) determine the excess of (A) the Fair Market Value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (B) the Exercise Price attributable to each Right (such excess being referred to as the “Spread”) and (ii) with respect to all or a portion of each Right (subject to Section 7.5), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Exercise Price, (1) Common Stock of the Company or equity securities, if any, of the Company other than Common Stock of the Company (including shares, or units of shares, of Preferred Stock that the Board has determined to have the same value as the shares of Common Stock of the Company (such shares of Preferred Stock being referred to herein as “Common Stock Equivalents”)), (2) cash, (3) a reduction in the Exercise Price, (4) Preferred Stock Equivalents (as hereinafter defined) which the Board has deemed to have the same value as the shares of Common Stock of the Company, (5) debt securities of the Company, (6) other assets or securities of the Company or (7) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board after receiving the advice of a nationally recognized investment banking firm selected by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (ii) above within thirty days following the later of (x) the first occurrence of a Section 11.1(b) Event and (y) the date on which the Company’s right of redemption pursuant to Section 20.1 expires (the later of (x) and (y) being referred to herein as the “Section 11.1(b) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Exercise Price, shares of Common Stock of the Company (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock of the Company could be authorized for issuance upon exercise in full of the Rights, the thirty-day period set forth above may be extended to the extent necessary, but not more than ninety days after the Section 11.1(b) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as it may be extended, being referred to herein as the “Substitution Period”). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11.1(c), the Company (x) shall provide, subject to Section 7.5, that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended and a public announcement at such time as the suspension is no longer in effect, in each case with prompt written notice to the Rights Agent. For purposes of this Section 11.1(c), the value of the Common Stock of the Company and of the Preferred Stock shall be the Fair Market Value (as determined pursuant to Section 11.4) per share of the Common Stock of the Company and the Preferred Stock, respectively, on the Section 11.1(b) Trigger Date, the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Stock of the Company on such date and the value of any Preferred Stock Equivalent shall be deemed to have the same value as the Preferred Stock on such date.

11.2

If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Stock entitling them (for a period expiring within forty-five calendar days after such record date) to subscribe for or purchase Preferred Stock (or securities having the same or more favorable rights, privileges and preferences as the shares of Preferred Stock (“Preferred Stock Equivalents”)) or securities convertible into Preferred Stock or Preferred Stock Equivalents at a price per share of Preferred Stock or per share of Preferred Stock Equivalents (or having a conversion price per share, if a security convertible into Preferred Stock or Preferred Stock Equivalents) less than the Fair Market Value (as determined pursuant to Section 11.4) per share of Preferred Stock on such record date, the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Preferred Stock Equivalents to be offered (and the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Fair Market Value and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and Preferred Stock Equivalents to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon the exercise of a Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be the Fair Market Value thereof determined in accordance with Section 11.4. Any shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and if such rights or warrants are not so issued, the Exercise Price shall be adjusted to be the Exercise Price which would then be in effect if such record date had not been fixed.

11.3

If the Company shall fix a record date for the making of a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or convertible securities, subscription rights or warrants (excluding those referred to in Section 11.2), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Fair Market Value (as determined pursuant to Section 11.4) per one ten-thousandth of a share of Preferred Stock on such record date, less the Fair Market Value (as determined pursuant to Section 11.4) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such convertible securities, subscription rights or warrants applicable to one ten-thousandth of a share of Preferred Stock and the denominator of which shall be the Fair Market Value (as determined pursuant to Section 11.4) per one ten-thousandth of a share of Preferred Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of a Right be less than the aggregate par value of the shares of stock of the Company issuable upon the exercise of a Right. Such adjustments shall be made successively whenever such a record date is fixed; and if such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price which would be in effect if such record date had not been fixed.

11.4

For the purpose of this Agreement, the “Fair Market Value” of any share of Preferred Stock, Common Stock or any other stock or any Right or other security or any other property shall be determined as provided in this Section 11.4.

(a)

In the case of a publicly-traded stock or other security, the Fair Market Value on any date shall be deemed to be the average of the daily closing prices per share of such stock or per unit of such other security for the thirty consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that if the Fair Market Value per share of any share of stock is determined during a period following the announcement by the issuer of such stock of (i) a dividend or distribution on such stock payable in shares of such stock or securities convertible into shares of such stock or (ii) any subdivision, combination or reclassification of such stock, and prior to the expiration of the thirty-Trading Day period after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the Fair Market Value shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or Nasdaq or, if the securities are not listed or admitted to trading on the New York Stock Exchange or Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such securities are listed or admitted to trading; or, if not listed or admitted to trading on any national securities exchange, the last quoted price (or, if not so quoted, the average of the last quoted high bid and low asked prices) in the over-the-counter market, as reported by the OTC Bulletin Board, the Pink Sheets or such other system then in use; or, if on any such date no bids for such securities are quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such security selected by the Board. If on any such date no market maker is making a market in any such security, the Fair Market Value of such security on such date shall be determined reasonably and with utmost good faith to the holders of the Rights by the Board, provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of any such security on such date shall be determined by a nationally recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. The term “Trading Day” shall mean a day on which the principal national securities exchange on which any such security is listed or admitted to trading is open for the transaction of business or, if such security is not listed or admitted to trading on any national securities exchange, a Business Day.

(b)

If a security is not publicly held or not so listed or traded, “Fair Market Value” shall mean the fair value per share of stock or per other unit of such security, determined reasonably and in good faith to the holders of the Rights by the Board; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such security on such date shall be determined by a nationally recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights; provided, however, that for the purposes of making any adjustment provided for by Section 11.1(b), the Fair Market Value of a share of Preferred Stock shall not be less than the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple (as both of such terms are defined in the Certificate of Designations attached as Exhibit A hereto) applicable to the Preferred Stock and shall not exceed 105% of the product of the then Fair Market Value of a share of Common Stock multiplied by the higher of the then Dividend Multiple or Vote Multiple applicable to the Preferred Stock.
(c)

In the case of property other than securities, the Fair Market Value thereof shall be determined reasonably and in good faith to the holders of the Rights by the Board; provided, however, that if at the time of such determination there is an Acquiring Person, the Fair Market Value of such property on such date shall be determined by a nationally recognized investment banking firm selected by the Board, which determination shall be described in a statement filed with the Rights Agent and shall be binding upon the Rights Agent and the holders of the Rights.

11.5

Anything herein to the contrary notwithstanding, no adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1.0% in the Exercise Price; provided, however, that any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-millionth of a share of Common Stock of the Company or hundred-millionth of a share of Preferred Stock, as the case may be, or to such other figure as the Board may deem appropriate. Notwithstanding the first sentence of this Section 11.5, any adjustment required by this Section 11 shall be made no later than the earlier of (a) three years from the date of the transaction which mandates such adjustment or (b) the Expiration Date.

11.6

If as a result of any provision of Section 11.1 or Section 13.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Preferred Stock, thereafter the number of such other shares so receivable upon the exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Section 11.1, 11.2, 11.3, 11.4 and 11.6 through 11.10, inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

11.7

All Rights originally issued by the Company subsequent to any adjustment made to the Exercise Price hereunder shall evidence the right to purchase, at the adjusted Exercise Price, the number of one ten-thousandths of a share of Preferred Stock (or other securities or amount of cash or combination thereof) purchasable from time to time hereunder upon the exercise of the Rights, all subject to further adjustment as provided herein.

11.8

Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Exercise Price as a result of the calculations made in Section 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of one ten-thousandths of a share of Preferred Stock (calculated to the nearest hundred-millionth) as the Board determines is appropriate to preserve the economic value of the Rights, including, by way of example, that number obtained by (a) multiplying (i) the number of one ten-thousandths of a share of Preferred Stock for which a Right may be exercisable immediately prior to this adjustment by (ii) the Exercise Price in effect immediately prior to such adjustment of the Exercise Price and (b) dividing the product so obtained by the Exercise Price in effect immediately after such adjustment of the Exercise Price.

11.9

The Company may elect on or after the date of any adjustment of the Exercise Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Preferred Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one ten-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-millionth) obtained by dividing the Exercise Price in effect immediately prior to adjustment of the Exercise Price by the Exercise Price in effect immediately after adjustment of the Exercise Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Exercise Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten-days later than the date of the public announcement. If any Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company shall, as promptly as practicable, cause to be distributed to the holders of record of Right Certificates on such record date Right

Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon the surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. The Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Exercise Price) and shall be registered in the names of the holders of record of the Right Certificates on the record date specified in the public announcement.

11.10

Irrespective of any adjustment or change in the Exercise Price or the number of one ten-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Exercise Price per share and the number of shares which were expressed in the initial Right Certificates issued hereunder without prejudice to any adjustment or change.

11.11

Before taking any action that would cause an adjustment reducing the Exercise Price below the then stated value, if any, of the number of one ten-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Exercise Price.

11.12

In any case in which this Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the number of one ten-thousandths of a share of Preferred Stock or other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one ten-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Exercise Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

11.13

Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Exercise Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in its good faith judgment the Board shall determine to be advisable in order that any consolidation or subdivision of the Preferred Stock, issuance wholly for cash of any shares of Preferred Stock at less than the Fair Market Value, issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to the holders of its Preferred Stock, shall not be taxable to such stockholders.

11.14

The Company shall not, at any time after the Distribution Date and so long as the Rights have not been redeemed pursuant to Section 20 or exchanged pursuant to Section 21, (a) consolidate with (other than a Subsidiary of the Company in a transaction that complies with the proviso at the end of this sentence), (b) merge with or into, or (c) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries taken as a whole, to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with the proviso at the end of this sentence) if (i) at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments outstanding or agreements or arrangements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, or (ii) prior to, simultaneously with or immediately after such consolidation, merger or sale the stockholders of a Person who constitutes, or would constitute, the “Principal Party” for the purposes of Section 13.1 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates; provided, however, that, subject to the following sentence, this Section 11.14 shall not affect the ability of any Subsidiary of the Company to consolidate with, or merge with or into, or sell or transfer assets or earning power to, any other Subsidiary of the Company. The Company further covenants and agrees that after the Distribution Date it will not, except as permitted by Section 20 or Section 23.4, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

11.15

Notwithstanding anything in this Agreement to the contrary, in the event the Company shall at any time after the date of this Agreement and prior to the Distribution Date (a) declare or pay any dividend on the outstanding Common Stock of the Company payable in shares of Common Stock of the Company or (b) effect a subdivision, combination or consolidation of the outstanding shares of Common Stock of the Company (by reclassification or otherwise than by payment of dividends in shares of Common Stock of the Company) into a greater or lesser number of shares of Common Stock of the Company, then in any such case (i) the number of one ten-thousandths of a share of Preferred Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one ten-thousandths of a share of Preferred Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock of the Company outstanding immediately prior to such event and the denominator of which is the number of shares of Common Stock of the Company outstanding immediately after such event, and (ii) each share of Common Stock of the Company outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock of the Company outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

11.16

The exercise of the Rights under Section 11.1(b) shall only result in the loss of rights under Section 11.1(b) to the extent so exercised and neither such exercise nor any exchange of the Rights pursuant to Section 21 shall otherwise affect the rights of the holders of Right Certificates under this Agreement, including rights to purchase securities of the Principal Party (as hereinafter defined) following a Section 13 Event which has occurred or may thereafter occur, as set forth in Section 13. Upon the exercise of a Right Certificate under Section 11.1(b), the Rights Agent shall return such Right Certificate duly marked to indicate that such exercise has occurred.

12.

Certificate of Adjusted Exercise Price or Number of Shares. Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock of the Company a copy of such certificate and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of a certificate representing shares of Common Stock of the Company) in accordance with Section 23.1. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustments or statements contained therein and shall not be deemed to have knowledge of any such adjustment or event unless and until it shall have received such certificate.

13.	Consolidation, Merger or Sale or Transfer of Assets or Earning Power.
13.1

If, following the Stock Acquisition Date, directly or indirectly, (a) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which is not prohibited by Section 11.14), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (b) any Person (other than a Subsidiary of the Company in a transaction which is not prohibited by the proviso at the end of the first sentence of Section 11.14) shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the shares of Common Stock of the Company shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (c) the Company shall sell, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, mortgage or otherwise transfer), in one transaction or a series of related transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions, each of which is not prohibited by the proviso at the end of the first sentence of Section 11.14), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7.5, shall have the right to receive, upon the exercise thereof at the then current Exercise Price in accordance with the terms of this Agreement, such number of validly authorized and issued, fully paid and nonassessable shares of freely tradable Common Stock of the Principal Party (as hereinafter defined in Section 13.2), free and clear of rights of call or first refusal, liens, encumbrances, transfer restrictions or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Exercise Price by the number of one ten-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (without taking into account any adjustment previously made pursuant to Section 11.1(b) or 11.1(c)), and dividing that product by (2) 50% of the Fair Market Value (determined pursuant to Section 11.4) per share of the Common Stock of such Principal Party on the date of consummation of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale, mortgage or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including the reservation of a sufficient number of shares of its Common Stock to permit the exercise of all outstanding Rights in accordance with this Section 13.1 and the making of payments in cash and/or other securities in accordance with Section 11.1(c)) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights.

13.2	“Principal Party” shall mean
(a)

in the case of any transaction described in clause (i) or (ii) of the first sentence of Section 13.1, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock that has the highest aggregate Fair Market Value (determined pursuant to Section 11(d)), and if no securities are so issued, the Person that is the other party to the merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11.4); and

(b)

in the case of any transaction described in clause (c) of the first sentence of Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the largest portion of the assets or earning power cannot be determined, whichever Person the Common Stock of which has the highest aggregate Fair Market Value (determined pursuant to Section 11.4);

provided, however, that in any such case described in clauses (a) or (b) of this Section 13.2, (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act (“Registered Common Stock”) or such Person is not a corporation, and such Person is a direct or an indirect Subsidiary or Affiliate of another Person who has Registered Common Stock outstanding, “Principal Party” shall refer to such other Person; (2) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is a direct or indirect Subsidiary of another Person but is not a direct or an indirect Subsidiary of another Person which has Registered Common Stock outstanding, “Principal Party” shall refer to the ultimate parent entity of such first mentioned Person; (3) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and one or more of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever of such other Persons is the issuer of the Registered Common Stock having the highest aggregate Fair Market Value (determined pursuant to Section 11.4); and (4) if the Common Stock of such Person is not Registered Common Stock or such Person is not a corporation, and such Person is directly or indirectly controlled by more than one Person, and none of such other Persons has Registered Common Stock outstanding, “Principal Party” shall refer to whichever ultimate parent entity is the corporation having the greatest stockholders’ equity or, if no such ultimate parent entity is a corporation, “Principal Party” shall refer to whichever ultimate parent entity is the entity having the greatest net assets.

13.3

The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto (x) the Principal Party shall have a sufficient number of authorized shares of its Common Stock, which have not been issued or reserved for issuance, to permit the exercise in full of the Rights in accordance with this Section 13, and (y) the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in Section 13.1 and 13.2 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in Section 13.1, the Principal Party at its own expense will:

(a)

prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon the exercise of the Rights on an appropriate form, cause such registration statement to become effective as soon as practicable after such filing and cause such registration statement to remain effective (with a prospectus that at all times meets the requirements of the Securities Act) until the Expiration Date;

(b)	qualify or register the Rights and the securities purchasable upon the exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;
(c)

list (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirements for listing on an automated quotation system or such other system on which the Common Stock of the Company is then traded; and

(d)

deliver to the holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

13.4

In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has a provision in any of its authorized securities or in its organizational documents or other instrument governing its affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of Common Stock of such Principal Party at less than the then current Fair Market Value (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such Fair Market Value, or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of this Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

13.5	The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.
14.	Fractional Rights and Fractional Shares.
14.1

The Company shall not be required to issue fractions of the Rights, except prior to the Distribution Date as provided in Section 11.15, or to distribute Right Certificates which evidence fractional Rights. If the Company elects not to issue such fractional Rights, the Company shall pay, in lieu of such fractional Rights, to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole Right, as determined pursuant to Section 11.4.

14.2

The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock) upon the exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock). In lieu of fractional shares of Preferred Stock that are not integral multiples of one ten-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the Fair Market Value of one ten-thousandth of a share of Preferred Stock. For purposes of this Section 14.2, the Fair Market Value of one ten-thousandth of a share of Preferred Stock shall be determined pursuant to Section 11.4 for the Trading Day immediately prior to the date of such exercise.

14.3

The holder of a Right by the acceptance of the Rights expressly waives her right to receive any fractional Rights or any fractional shares upon the exercise of a Right, except as permitted by this Section 14.

14.4

Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (a) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payments and the prices and/or formulas utilized in calculating such payments, and (b) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments. The Rights Agent shall be fully protected in relying upon such a certificate and shall have no duty with respect to, and shall not be deemed to have knowledge of any payment for fractional Rights or fractional shares under any Section of this Agreement relating to the payment of fractional Rights or fractional shares unless and until the Rights Agent shall have received such a certificate and sufficient monies.

15.

Rights of Action. All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to this Agreement, including Section 18, are vested in the respective registered holders of the Right Certificates (or, prior to the Distribution Date, the registered holders of shares of Common Stock of the Company); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock of the Company), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of shares of Common Stock of the Company), may, in such registered holder’s own behalf and for such registered holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Right evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of the Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement. The holders of the Rights shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred by them in any action to enforce the provisions of this Agreement.

16.	Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:
16.1	Prior to the Distribution Date, each Right will be transferable only simultaneously and together with the transfer of shares of Common Stock of the Company;
16.2

After the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office or offices of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer;

16.3

Subject to Sections 6.1 and 7.6, the Company and the Rights Agent may deem and treat the person in whose name a Book Entry Share notation or Right Certificate (or, prior to the Distribution Date, the associated certificate representing Common Stock or Book Entry Share notation, as applicable, of the Company) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate representing Common Stock of the Company, if applicable, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and, subject to the last sentence of Section 7.5, neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

16.4

Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as the result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of such obligations; provided, however, that the Company must use its best efforts to have any such injunction, order, decree or ruling lifted or otherwise overturned as soon as possible.

17.

Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the shares of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 22, or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

18.	Concerning the Rights Agent.
18.1

The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and attorney fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense (including the reasonable documented fees and expenses of outside legal counsel), incurred without gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction) on the part of the Rights Agent, for anything done or omitted to be done by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The provisions of this Section 18 shall survive the exercise or the expiration of the Rights, the replacement or removal of the Rights Agent and the expiration or termination of this Agreement.

18.2

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate representing Common Stock of the Company, Preferred Stock, or other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it in good faith to be genuine and to be signed, executed and where necessary, acknowledged or verified, by the proper Person or Persons. The Rights Agent shall not be deemed to have knowledge of any event of which it was supposed to receive notice thereof hereunder, and the Rights Agent shall be fully protected and shall incur no liability for failing to take action in connection therewith, unless and until it has received such notice in writing.

18.3

Notwithstanding anything in this Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

18.4	Merger or Consolidation or Change of Name of Rights Agent.
(a)

Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust or stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 18.6. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

(b)

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

18.5

Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of the Right Certificates, by their acceptance thereof, shall be bound:

(a)

The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion or advice of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted to be taken by it in good faith and in accordance with such opinion or advice.

(b)

Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of “Fair Market Value”) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by a person believed by the Rights Agent to be the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, a Vice President, the Treasurer, any Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Rights Agent. Any such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)

The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction). Any liability of the Rights Agent under this Agreement will be limited to the amount of annual fees paid by the Company to the Rights Agent.

(d)

The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)

The Rights Agent shall not be under any responsibility or have any liability in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible or liable for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible or liable for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 7.5) or any adjustment required under the provisions of Sections 11, 13 or 20.3 or responsible or liable for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of the Rights evidenced by the Right Certificates after receipt of a certificate describing any such adjustment furnished in accordance with Section 12), nor shall it be responsible or liable for any determination by the Board of the Fair Market Value of the Rights or shares of Preferred Stock pursuant to the provisions of Section 14; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock of the Company or shares of Preferred Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether or not any shares of Common Stock of the Company or shares of Preferred Stock will, when so issued, be validly authorized and issued, fully paid and non-assessable.

(f)

The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)

The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from any person believed by the Rights Agent to be the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, a

Vice President, the Secretary, an Assistant Secretary, the Treasurer or an Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted to be taken by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted to be taken.

(h)

The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

(i)	The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents.
(j)

No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)

If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause (1) or clause (2) thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

18.6

Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty-days’ notice in writing mailed to the Company by first class mail, but in the event that the transfer agency relationship in effect between the Company and the Rights Agent with respect to the Common Stock of the Company terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Agreement as of the effective date of such termination, and the Company shall be responsible for sending any required notice. The Company may remove the Rights Agent or any successor Rights Agent (with or without cause), effective immediately or on a specified date, by written notice given to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock of the Company and Preferred Stock, and by giving notice to the holders of the Right Certificates by any means reasonably determined by the Company to inform such holders of such removal (including by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of thirty-days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the United States or of any state of the United States, so long as such Person is authorized to do business as a banking institution in such state, in good standing, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by federal or state authority and which has, along with its Affiliates, at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock of the Company and the Preferred Stock, and give notice to the holders of the Right Certificates by any means reasonably determined by the Company to inform such holders of such appointment (including by including such information in one or more of the Company’s reports to stockholders or reports or filings with the Securities and Exchange Commission). Failure to give any notice provided for in this Section 18.6, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

19.

Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing the Rights in such form as may be approved by the Board to reflect any adjustment or change in the Exercise Price per share and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock of the Company following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock of the Company so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities hereafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the person to whom such Right Certificate would be issued, and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustments shall otherwise have been made in lieu of the issuance thereof.

20.	Redemption.
20.1

The Independent Directors may, at their option, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, appropriately adjusted to reflect any stock dividend declared or paid, any subdivision or combination of the outstanding shares of Common Stock of the Company or any similar event occurring after the date of this Agreement (such redemption price, as adjusted from time to time, being hereinafter referred to as the “Redemption Price”). The Rights may be redeemed only until the earlier to occur of (a) ten days following the time at which any Person becomes an Acquiring Person or (b) the Expiration Date. Notwithstanding anything in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11.1(b) Event until such time as the Company’s right of redemption hereunder has expired.

20.2

Immediately upon the action of the Independent Directors ordering the redemption of the Rights in accordance with this Section 20, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. Promptly after the action of the Independent Directors ordering the redemption of the Rights in accordance with this Section 20, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock of the Company. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than as specifically set forth in this Section 20 or Section 21 or in connection with the purchase of shares of Common Stock of the Company prior to the Distribution Date.

20.3

The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock of the Company (based on the Fair Market Value of the shares of Common Stock of the Company as of the time of redemption) or any other form of consideration deemed appropriate by the Independent Directors.

21.	Exchange.
21.1	Exchange Right.
(a)

The Independent Directors may, at their option, at any time on or after the occurrence of a Section 11.1(b) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7.5) for the shares of Common Stock of the Company at an exchange ratio of one share of Common Stock of the Company per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Section 21.1(a) Exchange Ratio”). Notwithstanding the foregoing, the Independent Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the shares of Common Stock of the Company.

(b)

Notwithstanding the foregoing, the Independent Directors may, at their option, at any time on or after the occurrence of a Section 11.1(b) Event, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7.5) for the shares of Common Stock of the Company at an exchange ratio specified in the following sentence, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Agreement. Subject to the adjustment described in the foregoing sentence, each Right may be exchanged for that number of shares of Common Stock of the Company obtained by dividing the Spread by the then Fair Market Value per one ten-thousandth of a share of Preferred Stock on the earlier of (i) the date on which any person becomes an Acquiring Person or (ii) the date on which a tender or an exchange offer by any Person (other than an Exempt Person) is first published or sent or given within the meaning of Rule 14d-4(a) of the Exchange Act or any successor rule, if upon consummation thereof such Person could become an Acquiring Person (such exchange ratio being referred to herein as the “Section 21.1(b) Exchange Ratio”). Notwithstanding the foregoing, the Independent Directors shall not be empowered to effect such exchange at any time after any Person (other than an Exempt Person), together with all Affiliates and Associates of such Person, becomes the Tax Owner or Beneficial Owner of 50% or more of the shares of Common Stock of the Company.

21.2

Immediately upon the action of the Independent Directors ordering the exchange of any Rights pursuant to Section 21 and without any further action and without any notice, the right to exercise such Rights pursuant to Section 11.1(b) shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock of the Company equal to the number of such Rights held by such holder multiplied by the Section 21.1(a) Exchange Ratio or the Section 21.1(b) Exchange Ratio, as applicable; provided, however, that the holder of a Right exchanged pursuant to this Section 21 shall continue to have the right to purchase securities or other property of the Principal Party following a Section 13 Event that has occurred or may thereafter occur. The Company shall promptly give notice of any such exchange in accordance with Section 23.1 and shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the shares of Common Stock of the Company for the Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7.5) held by each holder of Rights.

21.3

In any exchange pursuant to this Section 21, the Company, at its option, may substitute Preferred Stock (or Preferred Stock Equivalent) for Common Stock of the Company exchangeable for the Rights, at the initial rate of one ten-thousandth of a share of Preferred Stock (or Preferred Stock Equivalents) for each share of Common Stock of the Company, as appropriately adjusted to reflect adjustments in the voting rights of the shares of Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock of the Company shall have the same voting rights as one share of Common Stock of the Company.

21.4

If there shall not be sufficient shares of Common Stock of the Company or Preferred Stock (or Preferred Stock Equivalents) issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 21, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock of the Company or Preferred Stock (or Preferred Stock Equivalent) for issuance upon the exchange of the Rights.

21.5

The Company shall not be required to issue fractions of Common Stock of the Company or to distribute certificates which evidence fractional shares of Common Stock of the Company. If the Company elects not to issue such fractional shares of Common Stock of the Company, the Company shall pay, in lieu of such fractional shares of Common Stock of the Company, to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock of the Company would otherwise be issuable, an amount in cash equal to the same fraction of the Fair Market Value of a whole share of Common Stock of the Company. For the purposes of this Section 21.5, the Fair Market Value of a whole share of Common Stock of the Company shall be the closing price of a share of Common Stock of the Company (as determined pursuant to the second sentence of Section 11.4(a)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 21.

22.	Notice of Certain Events.
22.1

If the Company shall propose, at any time after the Distribution Date, (a) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (b) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of the outstanding shares of Preferred Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale, mortgage or other transfer (or to permit one or more of its Subsidiaries to effect any sale, mortgage or other transfer), in one transaction or a series of related transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than a Subsidiary of the Company in one or more transactions each of which is not prohibited by the proviso at the end of the first sentence of Section 11.14), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the shares of Common Stock of the Company payable in Common Stock of the Company or to effect a subdivision, combination or consolidation of the shares of Common Stock of the Company (by reclassification or otherwise than by payment of dividends in Common Stock of the Company) then in each such case, the Company shall give to each holder of a Right Certificate and to the Rights Agent, in accordance with Section 23.1, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least twenty days prior to the record date for determining the holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock of the Company and/or Preferred Stock, whichever shall be the earlier; provided, however, no such notice shall be required as a result of any Subsidiary of the Company effecting a consolidation or merger with or into, or effecting a sale or other transfer of assets or earnings power to, any other Subsidiary of the Company in a manner not inconsistent with the provisions of this Agreement.

22.2

In case any Section 11.1(b) Event shall occur, then, in any such case, the Company shall as soon as practicable thereafter give to each registered holder of a Right Certificate and to the Rights Agent, in accordance with Section 23.1, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to the holders of the Rights under Section 11.1(b).

23.	Miscellaneous.
23.1

Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid or by nationally-recognized overnight courier addressed (until another address is filed in writing with the Rights Agent) as follows:

Great Elm Capital Group, Inc.

800 South Street, Suite 230

Waltham, MA 02453

Attention: General Counsel

with a copy to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

525 University Avenue

Palo Alto, CA 02453

Attention: Michael J. Mies

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, by nationally-recognized overnight courier addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of shares of Common Stock of the Company) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company, its transfer agent or the Rights Agent.

23.2

Supplements and Amendments. Prior to the occurrence of a Section 11.1(b) Event, the Company and the Rights Agent shall, if the Independent Directors so direct, supplement or amend any provision of this Agreement as the Independent Directors may deem necessary or desirable without the approval of any holders of Common Stock of the Company. From and after the occurrence of a Section 11.1(b) Event, the Company and the Rights Agent shall, if the Independent Directors so direct, supplement or amend this Agreement without the approval of any holders of Right Certificates in order (a) to cure any ambiguity, (b) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (c) to shorten or lengthen any time period hereunder, or (d) to change or supplement the provisions hereof in any manner which the Independent Directors may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person); provided, however, that from and after the occurrence of a Section 11.1(b) Event this Agreement may not be supplemented or amended to lengthen, pursuant to clause (c) of this sentence, (A) a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and the benefits to, the holders of Rights (other than an Acquiring Person or any Affiliate or Associate of an Acquiring Person). Any such supplement or amendment shall be evidenced by a writing signed by the Company and the Rights Agent. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 23.2, the Rights Agent shall execute such supplement or amendment, and any failure of the Rights Agent to so execute such supplement or amendment shall not affect the validity of the actions taken by the Independent Directors pursuant to this Section 23.2. Prior to the occurrence of a Section 11.1(b) Event, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common Stock of the Company. The Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties or obligations under this Agreement.

23.3

Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

23.4

Process to Seek Exemption. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person (together with its Affiliates and Associates) Tax Owning 4.99% or more of the then outstanding shares of Common Stock (or, in the case of a Grandfathered Person, the Grandfathered Percentage) or Beneficially Owning 9.99% or more of the then outstanding shares of Common Stock (a “Requesting Person”) may, prior to the Stock Acquisition Date, and in accordance with this Section 23.4, request that the Independent Directors grant an exemption with respect to such acquisition under this Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by registered mail, return receipt requested, to the Secretary of the Company at the principal executive office of the Company. To be in proper form, an Exemption Request shall set forth (a) the name and address of the Requesting Person, (b) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, (c) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.99% or more of the then outstanding Common Stock (or, in the case of an Grandfathered Person, the Grandfathered Percentage) and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire and (d) a reasonably detailed statement of the benefits such Requesting Person expects to be received the Company and the other stockholders of the Company were the exemption to be granted. The Independent Directors shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten-Business Days) after receipt thereof; provided, that the failure of the Independent Directors to make a determination within such period shall be deemed to constitute the denial by the Independent Directors of the Exemption Request. The Independent Directors may deny an Exemption Request if the Independent Directors determine, in their sole discretion, that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person could jeopardize or endanger the availability to the Company of the NOLs or for whatever other reason they deem reasonable, desirable or appropriate. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Independent Directors or that it will not make another Exemption Request), in each case as and to the extent the Independent Directors shall determine necessary, desirable or appropriate.

23.5

Determinations and Actions by the Independent Directors. The Independent Directors shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Independent Directors, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (a) interpret the provisions of this Agreement and (b) make all determinations and computations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not to redeem the Rights or to amend this Agreement) or to grant or not grant an Exemption Request. All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Independent Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject any member of the Board to any liability to the holders of the Rights or to any other Person.

23.6

Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the shares of Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, registered holders of the Common Stock of the Company).

23.7

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Independent Directors determine in its good faith judgment that severing the invalid, void or unenforceable language from the Agreement would adversely affect the purpose or effect of this Agreement, the redemption right in Section 20 shall be reinstated and shall not expire until the Close of

Business on the tenth day following the date of such determination by the Independent Directors; provided, further, if any such excluded term, provision, covenant or restriction shall adversely affect the rights, immunities, duties or obligations of the Rights Agent, the Rights Agent shall be entitled to resign immediately.

23.8

Choice of Law.  This Agreement, the Rights, the transactions contemplated hereby and thereby and Preferred Stock will be governed by the laws of the State of Delaware that are applicable to contracts made in and performed solely in Delaware.

23.9	Enforcement.
(a)

Any dispute arising under, related to or otherwise involving this Agreement, the Rights the transactions contemplated hereby and thereby and the Preferred Stock will be litigated in the Court of Chancery of the State of Delaware. The parties hereto agree to submit to the jurisdiction of the Court of Chancery of the State of Delaware and waive trial by jury. The parties hereto do not consent to mediate any disputes before the Court of Chancery.

(b)

Notwithstanding the foregoing, if there is a determination that the Court of Chancery of the State of Delaware does not have subject matter jurisdiction over any dispute arising under this Agreement, the parties hereto agree that: (i) such dispute will be adjudicated only by, and will be subject to the exclusive jurisdiction and venue of, the Superior Court of Delaware of and for the County of New Castle; (ii) if such Superior Court of Delaware does not have subject matter jurisdiction over such dispute, then such dispute will be adjudicated only by, and will be subject to the exclusive jurisdiction and venue of, the Complex Commercial Litigation Division of the Superior Court of the State of Delaware of and for the County of Newcastle; and (iii) if such Complex Commercial Litigation Division of the Superior Court of the State of Delaware does not have subject matter jurisdiction over such dispute, then such dispute will be adjudicated only by, and will be subject to the exclusive jurisdiction and venue of, the United States District Court for the State of Delaware.

(c)

Each of the parties irrevocably (i) consents to submit itself to the personal jurisdiction of the Delaware courts in connection with any dispute arising under this Agreement, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for relief from the Delaware courts or any other court or governmental body and (iii) agrees that it will not bring any action arising under this Agreement in any court other than the Delaware courts. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF THIS AGREEMENT, THE NEGOTIATION OR ENFORCEMENT HEREOF OR THE RIGHTS.

(d)	Process may be served in the manner specified in Section 23.1, such service will deemed effective on the date of such notice.
23.10

Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Agreement executed and/or transmitted electronically shall have the same authority, effect, and enforceability as an original signature.

23.11

Construction and Interpretation.  When a reference is made in this Agreement to a section or an article, such reference will be to a section or article of this Agreement, unless otherwise clearly indicated to the contrary. Whenever the words "include," "includes" or "including" are used in this Agreement they will be deemed to be followed by the words "without limitation". The words "hereof," "herein" and "herewith" and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article and section references are references to the articles and sections of this Agreement, unless otherwise specified. The plural of any defined term will have a meaning correlative to such defined term and words denoting any gender will include all genders and the neuter. Where a word or phrase is defined herein, each of its other grammatical forms will have a corresponding meaning. A reference to any legislation or to any provision of any legislation will include any modification, amendment, re-enactment thereof, any legislative provision substituted therefore and all rules, regulations and statutory instruments issued or related to such legislation. If any ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party hereto by virtue of the authorship of any provision of this

Agreement. No prior draft of this Agreement will be used in the interpretation or construction of this Agreement. Headings are used for convenience only and will not in any way affect the construction or interpretation of this Agreement.

23.12

Force Majeure. Notwithstanding anything to the contrary contained herein, neither the Company nor the Rights Agent shall be liable for any delay or failure in performance resulting from any act or event beyond its reasonable control that causes a sudden, substantial or widespread disruption in business activities, including fire, flood, natural disaster or act of God, strike or other industrial disturbance, war (declared or undeclared), embargo, blockade, legal restriction, riot, insurrection, act of terrorism, disruption in transportation, communications, electric power or other utilities, or other vital infrastructure or any means of disrupting or damaging internet or other computer networks or facilities, shortage of supply or loss of data to power failure or mechanical difficulties with information storage or retrieval systems (each, a “Force Majeure Condition”); provided, that the delayed or non-performing party shall use commercially reasonable efforts to resume performance as soon as practicable. If any Force Majeure Condition occurs, such party delayed or non-performing party shall give prompt written notice to the other party, stating the nature of the Force Majeure Condition and any action being taken to avoid or minimize its effect.

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

GREAT ELM CAPITAL GROUP, INC.

By:
Name:
Title:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:
Name:
Title:

Exhibit A

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION

of

SERIES A JUNIOR PARTICIPATING CUMULATIVE

PREFERRED STOCK

of

GREAT ELM CAPITAL GROUP, INC.

(the “Corporation”)

Great Elm Capital Group, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), in accordance with the provisions of Section 103 thereof,

DOES HEREBY CERTIFY:

Pursuant to the authority conferred upon the Board of Directors by the Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), and Section 151(g) of the General Corporation Law of the State of Delaware, on October 17, 2017, the Board of Directors adopted the following resolution:

RESOLVED, that pursuant to the authority vested in the Board of Directors of this Corporation, in accordance with the provisions of the Certificate of Incorporation, the designation and number of shares thereof and the voting and other powers, preferences and relative, participating, optional or other rights of the shares of a series of preferred stock and the qualifications, limitations and restrictions thereof are as follows:

Series A Junior Participating Cumulative Preferred Stock

Section 1. Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Cumulative Preferred Stock” (the “Series A Preferred Stock”), and the number of shares initially constituting such series shall be 50,000; provided, however, that if more than a total of 50,000 shares of Series A Preferred Stock shall be issuable upon the exercise of the Rights (the “Rights”) issued pursuant to the Stockholders’ Rights Agreement dated as of January 28, 2018, between the Corporation and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”), the Board of Directors of the Corporation, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, may direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

Section 2. Dividends and Distributions.

(A) (i) Subject to the rights of the holders of any shares of any series of preferred stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of shares of common stock and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provisions for adjustment hereinafter set forth, 10,000 times the aggregate per share amount of all cash dividends, and 10,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock or a subdivision of the outstanding shares of common stock (by reclassification or otherwise), declared on the common stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. The multiple of cash and non-cash dividends declared on the common stock to which holders of the Series A Preferred Stock are entitled, which shall be 10,000 initially but which shall be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Dividend Multiple.” In the event the Corporation shall at any time after the close of business on January 29, 2018 (the “Rights Declaration Date”) (a) declare or pay any dividend on common stock payable in shares of common stock, or (b) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification, by payment of a dividend in shares of common stock or otherwise) into a greater or lesser number of shares of common stock, then in each such case the Dividend Multiple thereafter applicable to the determination of the amount of dividends which holders of shares of Series A Preferred Stock shall be entitled to receive shall be the Dividend Multiple applicable immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(ii) Notwithstanding anything else contained in this paragraph (A), the Corporation shall, out of funds legally available for that purpose, declare a dividend or distribution on the Series A Preferred Stock as provided in this paragraph (A) immediately after it declares a dividend or distribution on the common stock (other than a dividend payable in shares of common stock); provided that, in the event no dividend or distribution shall have been declared on the common stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

(B) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix in accordance with applicable law a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

Section 3. Voting Rights. In addition to any other voting rights required by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 10,000 votes on all matters submitted to a vote of the stockholders of the Corporation. The number of votes which a holder of a share of Series A Preferred Stock is entitled to cast, which shall initially be 10,000 but which may be adjusted from time to time as hereinafter provided, is hereinafter referred to as the “Vote Multiple.” In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification, by payment of a dividend in shares of common stock or otherwise) into a greater or lesser number of shares of common stock, then in each such case the Vote Multiple thereafter applicable to the determination of the number of votes per share to which holders of shares of Series A Preferred Stock shall be entitled shall be the Vote Multiple immediately prior to such event multiplied by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein or by applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of common stock and the holders of shares of any other capital stock of this Corporation having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as otherwise required by applicable law or as set forth herein, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of common stock as set forth herein) for taking any corporate action.

Section 4. Certain Restrictions.

(A) Whenever dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) except as permitted in subsection 4(A)(iv), redeem, purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series and classes, shall determine in good faith will result in fair and equitable treatment among the respective Series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under subsection (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance as set forth herein.

Section 6. Liquidation, Dissolution or Winding Up. Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made (x) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $10,000.00 per share or (2) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 10,000 times the aggregate amount to be distributed per share to the holders of common stock, or (y) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification, by payment of a dividend in shares of common stock or otherwise) into a greater or lesser number of shares of common stock, then in each such case the aggregate amount per share to which the holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (x) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

Neither the consolidation of nor merging of the Corporation with or into any other corporation or corporations, nor the sale or other transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of common stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 10,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of common stock is changed or exchanged, plus accrued and unpaid dividends, if any, payable with respect to the Series A Preferred Stock. In the event the Corporation shall at any time after the Rights Declaration Date (i) declare or pay any dividend on common stock payable in shares of common stock, or (ii) effect a subdivision or combination or consolidation of the outstanding shares of common stock (by reclassification, by payment of a dividend in shares of common stock or otherwise) into a greater or lesser number of shares of common stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of common stock outstanding immediately after such event and the denominator of which is the number of shares of common stock that were outstanding immediately prior to such event.

Section 8. Redemption. The shares of Series A Preferred Stock shall not be redeemable; provided, however, that the foregoing shall not limit the ability of the Corporation to purchase or otherwise deal in such shares to the extent otherwise permitted hereby and by applicable law.

Section 9. Ranking. Unless otherwise expressly provided in the Certificate of Incorporation or a Certificate of Designations relating to any other series of preferred stock of the Corporation, the Series A Preferred Stock shall rank junior to every other series of the Corporation’s preferred stock previously or hereafter authorized, as to the payment of dividends and the distribution of assets on liquidation, dissolution or winding up and shall rank senior to the common stock.

Section 10. Amendment. The Certificate of Incorporation and this Certificate of Designations shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds or more of the outstanding shares of Series A Preferred Stock, voting separately as a class.

Section 11. Fractional Shares. The Series A Preferred Stock may be issued in whole shares or in any fraction of a share that is one ten-thousandth (1/10,000th) of a share or any integral multiple of such fraction, which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of the of Series A Preferred Stock. In lieu of fractional shares, the Corporation may elect to make a cash payment as provided in the Rights Agreement for any fraction of a share other than one ten-thousandth (1/10,000th) of a share or any integral multiple thereof.

Exhibit B

FORM OF RIGHT CERTIFICATE

Certificate No. R-             Rights

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF GREAT ELM CAPITAL GROUP, INC., AT $0.001 PER RIGHT, ON THE TERMS SET FORTH IN THE STOCKHOLDERS’ RIGHTS AGREEMENT BETWEEN GREAT ELM CAPITAL GROUP, INC. AND COMPUTERSHARE TRUST COMPANY, N.A., AS RIGHTS AGENT, DATED AS OF JANUARY 28, 2018 (THE “RIGHTS AGREEMENT”). UNDER CERTAIN CIRCUMSTANCES SPECIFIED IN SECTION 7.5 OF THE RIGHTS AGREEMENT, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN ASSOCIATE OR AFFILIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.

Right Certificate

GREAT ELM CAPITAL GROUP, INC.

This certifies that                     , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Stockholders’ Rights Agreement, dated as of January 28, 2018 (the “Rights Agreement”), by and between Great Elm Capital Group, Inc. (the “Company”) and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to the close of business on January 29, 2028 at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one ten-thousandth of a fully paid, non-assessable share of the Series A Junior Participating Cumulative Preferred Stock (the “Preferred Stock”) of the Company, at a purchase price of $15.00 per one ten-thousandth of a share (the “Exercise Price”), upon the presentation and surrender of this Right Certificate with the Form of Election to Purchase and the related Certificate duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon the exercise thereof) as set forth above, and the Exercise Price per share as set forth above, are the number and Exercise Price as of the close of business on January 29, 2018, based on the Preferred Stock as constituted at such date.

Upon the occurrence of a Section 11.1(b) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Right Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person or Associate or Affiliate thereof, or (iii) under certain circumstances as specified in the Rights Agreement, a transferee of a Person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of an Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11.1(b) Event.

As provided in the Rights Agreement, the Exercise Price and the number of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates, which limitations of rights include the temporary suspension of the exercisability of such Rights under the specific circumstances as set forth in the Rights Agreement. Copies of the Rights Agreement are on file at the principal office of the Company and the designated office or offices of the Rights Agent for such purpose and are also available upon written request to the Company or the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon the surrender at the office or offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Certificates of like tenor and date evidencing the Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon the surrender hereof another Right Certificate or Certificates for the number of whole Rights not exercised. If this Right Certificate shall be exercised in whole or in part pursuant to Section 11.1(b) of the Rights Agreement, the holder shall be entitled to receive this Right Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

Under certain circumstances, subject to the provisions of the Rights Agreement, the Independent Directors (as defined in the Rights Agreement) at their option may exchange all or any part of the Rights evidenced by this Certificate for shares of the Company’s Common Stock or Preferred Stock at an exchange ratio (subject to adjustment) specified in the Rights Agreement.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Independent Directors (as defined in the Rights Agreement) at their option at a redemption price of $0.001 per Right (payable in cash, Common Stock or other consideration deemed appropriate by the Independent Directors).

The Company is not obligated to issue fractional shares of stock upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one ten-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). If the Company elects not to issue such fractional shares, in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock, Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature(s) of the proper officer(s) of the Company.

GREAT ELM CAPITAL GROUP, INC.

By:
Name:
Title:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED                              hereby sells, assigns and transfers unto                                      (Please print name and address of transferee)                                                                                                                this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                                  Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:              , 20

Signature

Medallion Signature Guarantee: ________________

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Rights Agent.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate              are              are not being transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned              did              did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:              , 20

Signature

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if the holder desires to

exercise the Right Certificate)

To Great Elm Capital Group, Inc.:

The undersigned hereby irrevocably elects to exercise              Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates or book entry credit for such shares be issued in the name of:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

If such number of the Rights shall not be all of the Rights evidenced by this Right Certificate or if the Rights are being exercised pursuant to Section 11.1(b) of the Rights Agreement, a new Right Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying taxpayer number:

(Please print name and address)

Dated:              , 20

Signature

Medallion Signature Guarantee: _________________

Signatures must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Rights Agent.

CERTIFICATE

The undersigned hereby certifies by checking the appropriate boxes that:

(1) the Rights evidenced by this Right Certificate              are              are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined in the Rights Agreement); and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned              did              did not directly or indirectly acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of any such Person.

Dated:              , 20

Signature

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Proxy – Great Elm Capital Group, Inc.

Proxy Solicited by the Board of Directors for Annual Meeting

The signatory hereto hereby appoints Richard S. Chernicoff and Peter A. Reed and each or either of them as proxies, with full power of substitution and revocation, to represent the signatory hereto and to vote all shares of common stock of Great Elm Capital Group, Inc. that the signatory hereto is entitled to vote at the Annual Meeting of Stockholders of the company to be held on October 17, 2017 beginning at 8:00 a.m., Eastern Time, on the matters listed on the reverse side hereof and, in their discretion, upon such other matters as may properly come before the meeting and any adjournments or postponements thereof.

Shares represented by this Proxy will be voted as directed by the stockholder. If this Proxy is signed, the proxies have authority and intend to vote as follows regarding any nominee or matter for which no such directions are indicated: FOR election of all Director nominees, and FOR Items 2, 3, 4 and 5.

Note any address changes here:

Continued and to be signed on reverse side

GREAT ELM CAPITAL GROUP, INC.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 16, 2017. Have your proxy card in hand when you access the website and follow the instructions to obtain your proxy materials and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY TELEPHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on October 16, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1.	Election of Directors

The Board of Directors recommends a vote FOR all director nominees listed:

1a.	Richard S. Chernicoff	For	Against	Abstain
1b.	Matthew A. Drapkin	☐	☐	☐
1c.	James Parmelee	☐	☐	☐
1d.	Peter A. Reed	☐	☐	☐
1c.	Jeffrey S. Serota	☐	☐	☐
1d.	Mark A. Snell	☐	☐	☐
1e.	Hugh Steven Wilson	☐	☐	☐

The Board of Directors recommends a vote FOR each of the following proposals:

2.	Ratification of Deloitte & Touche LLP as independent registered auditors	For	Against	Abstain

3.	Approval of an amendment to delete the fixed January 29, 2018 expiration date from Article XIV of the certificate of incorporation	☐	☐	☐

4.	Ratification of the stockholders’ rights plan	☐	☐	☐

5.	Approve, on an advisory basis, the 2017 compensation of the named executive officers	☐	☐	☐

For address changes and/or comments, please check this box and complete where indicated on reverse side.			☐

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date